As filed with the Securities and Exchange Commission on July 26, 2023.

No. 333-207937

No. 811-23108

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 224	☒

and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 229	☒

Amplify ETF Trust

(Exact Name of Registrant as Specified in Charter)

3333 Warrenville Rd.
Lisle, Illinois 60532

(Address of Principal Executive Office)

Registrant’s Telephone Number, including Area Code: (855) 267-3837

Christian Magoon

Amplify ETF Trust

3333 Warrenville Rd.
Lisle, Illinois 60532

(Name and Address of Agent for Service)

Copy to:

Morrison C. Warren, Esq.

Chapman and Cutler LLP

320 South Canal Street

Chicago, IL 60606

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485.
☐	On (date) pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
☐	On (date) pursuant to paragraph (a) of Rule 485.
☒	75 days after filing pursuant to paragraph (a)(2) of Rule 485.
☐	On (date) pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Contents of Post-Effective Amendment No. 224

This Registration Statement comprises the following papers and contents:

The Facing Sheet

Part A - Prospectuses for Amplify Global Cloud Technology ETF (the “Fund”)

Part B – Statement of Additional Information for Amplify Global Cloud Technology ETF

Part C - Other Information

Signatures

Index to Exhibits

Exhibits

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

Subject to Completion

Dated July 26, 2023

Amplify ETF Trust

Amplify Global Cloud Technology ETF

(formerly Wedbush ETFMG Global Cloud Technology ETF)

(NYSE Arca — IVES)

PROSPECTUS

[     ], 2023

Amplify Global Cloud Technology ETF (the “Fund”) is a series of Amplify ETF Trust (the “Trust”) and a passively-managed exchange-traded fund. The Fund lists and principally trades its shares on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”).

As permitted by regulations adopted by the U.S. Securities and Exchange Commission (“SEC”), paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Fund’s reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

i

AMPLIFY GLOBAL CLOUD TECHNOLOGY ETF

Summary Information

INVESTMENT OBJECTIVE

The Amplify Global Cloud Technology ETF seeks investment results that generally correspond (before fees and expenses) to the total return performance of the Dan Ives Global Cloud Technology Prime Index NTR (the “Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.68%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.68%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$69	$218	$379	$847

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal year ended September 30, 2022, the portfolio turnover rate of the Predecessor Fund (as defined below) was 53% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund uses a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Index in approximately the same proportions as in the Index. However, the Fund may utilize a representative sampling strategy with respect to the Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Index, in instances in which a security in the Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Index.

The Fund invests at least 80% of its total assets, exclusive of collateral held from securities lending, in the component securities of the Index and in ADRs and GDRs based on the component securities in the Index. The Fund may invest up to 20% of its total assets in securities that are not in the Fund’s Index to the extent that Amplify Investments LLC (the “Adviser”) believes such investments should help the Fund’s overall portfolio track the Index. The Fund may also invest in other investment companies that principally invest in the types of instruments allowed by the investment strategies of the Fund.

Dan Ives Global Cloud Technology Prime Index

The Index tracks the performance of the exchange-listed equity securities (or corresponding American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”)) of companies across the globe that are: i) engaged in providing infrastructure, equipment, connectivity, data back-up and storage services, and data center management for enterprise-based software applications, or ii) engaged in providing cloud-based software platforms that enable businesses to move data and software applications onto the cloud - cloud-enabling Software as a Service (SaaS) technologies. These companies are known collectively as “Cloud Technology Companies”). Companies that are simply engaged in distributing software or services via the cloud, rather than enabling other companies to become cloud-based, are not included.

Cloud Technology Companies are identified by Prime Indexes (the “Index Provider”). The Index Provider utilizes issuer financial statements and other public filings and reports, as well as third-party industry research, reports, and analyses, to identify Cloud Technology Companies around the world that meet the Index’s criteria for inclusion which requires that the company derives more than 50% of its revenue from Cloud Technology Companies. Cloud Technology Companies are then screened for investibility. Each company must i) be an equity security of an operating company or an ADR or GDR of an operating company; ii) have a minimum market capitalization of $200 million and a maximum market capitalization of $10 billion; iii) have an initial liquidity requirement with an average daily trading volume of $1,000,000 or greater and maintenance liquidity requirement requires an average daily trading volume of $750,000 or greater and iv) be on an exchange in a country that does not employ restrictions on foreign capital investment.

The Index has a maintenance capitalization requirement that each component that was previously added to the index must have a U.S.D market capitalization between $150 million and $15 billion. In addition, the Index has a maintenance liquidity requirement that each component that was previously added to the index must have an average daily trading volume greater than $750,000.

The Index has a quarterly review in March, June, September, and December of each year at which times the Index is reconstituted and rebalanced by the Index Provider. The composition of the Index and the constituent weights are determined on the two Thursdays before the second Friday of each March, June, September, and December (or the next business day if this is a non-business day) (the “Selection Day”). Component changes are made after the market close on the third Friday of March, June, September, and December (or the next business day if the third Friday is not a business day) and become effective at the market opening on the next trading day. At the time of reconstitution, the companies in the Index are weighted using a proprietary weighting methodology that weights the securities based on market capitalization and average daily value traded.

At the time of each reconstitution, the value of Index components with headquarters in any single country (including the United States) will not comprise more than 50% of the value of the Index. The Index is expected to be composed of securities of issuers with headquarters in at least three countries (including the United States).

The Index is developed and owned by Prime Indexes. The Index is calculated and maintained by Solactive AG. The Index Provider is independent of Solactive AG, the Fund, the Adviser and Penserra Capital Management LLC (“Penserra” or the “Sub-Adviser”).

As of ____, 2023, the Index had __ constituents.

The Fund may lend its portfolio securities to brokers, dealers, and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). By lending its securities, the Fund may increase its income by receiving payments from the borrower.

Concentration Policy. The Fund will not concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any industry or group of industries, except to the extent the Index is concentrated in an industry or a group of industries.

Diversification Status. The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

PRINCIPAL RISKS OF INVESTING IN THE FUND

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved.  The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Cloud Technology Company Risk. Cloud Technology Companies may have limited product lines, markets, financial resources or personnel. These companies typically face intense competition and potentially rapid product obsolescence. In addition, many Cloud Technology Companies store sensitive consumer information and could be the target of cybersecurity attacks and other types of theft, which could have a negative impact on these companies. As a result, Cloud Technology Companies may be adversely impacted by government regulations, and may be subject to additional regulatory oversight with regard to privacy concerns and cybersecurity risk. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Cloud computing companies could be negatively impacted by disruptions in service caused by hardware or software failure, or by interruptions or delays in service by third-party data center hosting facilities and maintenance providers. Cloud Technology Companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology. The customers and/or suppliers of Cloud Technology Companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on Cloud Technology Companies.

Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. To the extent the Fund invests more heavily in particular industries, groups of industries, or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries, groups of industries, or sectors of the economy, and the value of Fund shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries or sectors.

Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests such as political, market and economic developments, as well as events that impact specific issuers. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

ETF Risks.

Absence of an Active Market. Although the Fund’s shares are approved for listing on the NYSE Arca, Inc. (the “Exchange”), there can be no assurance that an active trading market will develop and be maintained for Fund shares. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may experience greater tracking error to its Index than it otherwise would at higher asset levels or the Fund may ultimately liquidate.

Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration: The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Costs of Buying or Selling Shares: Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Fluctuation of NAV: The NAV of Fund shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the Exchange. It cannot be predicted whether Fund shares will trade below, at or above their NAV. During periods of unusual volatility or market disruptions, market prices of Fund shares may deviate significantly from the market value of the Fund’s securities holdings or the NAV of Fund shares. As a result, investors in the Fund may pay significantly more or receive significantly less for Fund shares than the value of the Fund’s underlying securities or the NAV of Fund shares.

Market Trading: An investment in the Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV.

Trading Issues: Although Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of any Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all. Further, secondary markets may be subject to erratic trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in Fund shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Foreign Investment Risk. Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Currency Risk: Indirect and direct exposure to foreign currencies subjects the Fund to the risk that currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: The Fund may invest in depositary receipts. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile and less liquid than depositary receipts issued by companies in more developed markets.

Foreign Market and Trading Risk: The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

Foreign Securities Risk: The Fund invests a significant portion of its assets directly in securities of issuers based outside of the U.S., or in depositary receipts that represent such securities. Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability, as well as varying regulatory requirements applicable to investments in non-U.S. issuers. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may also be subject to different regulatory, accounting, auditing, financial reporting and investor protection standards than U.S. issuers.

Political and Economic Risk: The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

Reliance on Trading Partners Risk: The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests.

Geographic Concentration Risk. To the extent the Fund invests a significant portion of its assets, directly or indirectly, in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

China and Hong Kong Investment Risk. Investments in the securities of Chinese issuers that trade on an exchange in Hong Kong subject the Fund to risks specific to China and Hong Kong. China and Hong Kong may be subject to considerable degrees of economic, political and social instability. China and Hong Kong are developing markets and demonstrate significantly higher volatility from time to time in comparison to developed markets. Over the past 25 years, the Chinese government has undertaken reform of economic and market practices and is expanding the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. Further, any attempt by China to tighten its control over Hong Kong’s political, economic, legal or social policies may result in an adverse effect on Hong Kong’s markets.

Japan Investment Risk: To the extent the Fund invests in Japanese securities, it will be subject to risks related to investing in Japan. The Japanese economy may be subject to considerable degrees of economic, political, and social instability, which could have a negative impact on Japanese securities. Since the year 2000, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanoes, typhoons and tsunamis. Additionally, decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates, a recession in the United States or continued increases in foreclosure rates may have an adverse impact on the economy of Japan. Japan also has few natural resources, and any fluctuation or shortage in the commodity markets could have a negative impact on Japanese securities.

Natural Disaster/Epidemic Risk: Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a small number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and have a greater impact on the Fund’s performance.

Other Investment Companies Risk. The Fund will incur higher and duplicative expenses when it invests in other investment companies. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. When the Fund invests in other investment companies, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. Investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) trading of an ETF’s shares may be halted for a number of reasons.

Passive Investment Risk: The Fund is not actively managed and therefore would not sell an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index. Unlike with an actively managed fund, the Fund’s investment adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Securities Lending Risk: The Fund may engage in securities lending. The Fund may lose money if the borrower of the loaned securities delays returning in a timely manner or fails to return the loaned securities. Securities lending involves the risk that the Fund could lose money in the event of a decline in the value of collateral provided for loaned securities. In addition, the Fund bears the risk of loss in connection with its investment of the cash collateral it receives from a borrower. To the extent that the value or return of the Fund’s investment of the cash collateral declines below the amount owed to the borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Smaller Companies Risk. The Fund’s Index may be composed primarily of, or have significant exposure to, securities of smaller companies. Smaller companies may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. The securities of smaller companies also are often traded in the over-the-counter market and tend to be bought and sold less frequently and at significantly lower trading volumes than the securities of larger companies. As a result, it may be more difficult for the Fund to buy or sell a significant amount of the securities of a smaller company without an adverse impact on the price of the company’s securities, or the Fund may have to sell such securities in smaller quantities over a longer period of time, which may increase the Fund’s tracking error.

Technology Companies Risk. Companies in the technology field, including companies in the computers, telecommunications and electronics industries, face intense competition, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, and such companies may face unpredictable changes in growth rates, competition for the services of qualified personnel and competition from foreign competitors with lower production costs. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Tracking Error Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund sought to replicate the Index. In addition, in order to minimize the market impact of an Index rebalance, the Fund may begin trading to effect the rebalance in advance of the effective date of the rebalance and continue trading after the effective date of the rebalance, which may contribute to tracking error.

Valuation Risk. The sales price that the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

PERFORMANCE

The Fund was reorganized on or about ___, 2023 from the Wedbush ETFMG Global Cloud Technology ETF (the “Predecessor Fund”), a series of the ETF Managers Trust, a Delaware statutory trust, into Amplify ETF Trust, a Massachusetts business trust. The Fund is a continuation of the Predecessor Fund and, therefore adopts the performance information of the Predecessor Fund (as shown below), which was managed by ETF Managers Group LLC. The Predecessor Fund commenced operations on March 8, 2016.

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at the Fund’s website, https://amplifyetfs.com/ or by calling the Fund at 1-855-267-3837.

During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 46.10% (quarter ended June 30, 2020) and the Fund’s lowest return for a calendar quarter was -25.65% (quarter ended March 31, 2020).

Average Annual Total Returns (for the periods ended December 31, 2022)	1 Year	5 Year	Since Inception 3/8/2016
Amplify Global Cloud Technology ETF
Return Before Taxes	-38.47%	-3.39%	3.17%
Return After Taxes on Distributions	-38.47%	-3.49%	3.01%
Return After Taxes on Distributions and Sale of Fund Shares	-22.77%	-2.53%	2.46%
Dan Ives Global Cloud Technology Prime Index/Reality Shares Drone™ Index[1] (reflects no deduction for fees, expenses or taxes)	-37.98%	-3.14%	3.17%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-18.11%	9.42%	12.26%

(1)	Prior to April 7, 2020, the Predecessor Fund sought to replicate an index called the “Reality Shares DroneTM Index.” The table reflects performance of the Reality Shares DroneTM Index through April 6, 2020 and the Dan Ives Global Cloud Technology Prime Index thereafter.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

MANAGEMENT OF THE FUND

Investment Adviser. Amplify Investments LLC (“Amplify Investments” or the “Adviser”)

Sub-Adviser. Penserra Capital Management LLC (“Penserra” or the “Sub-Adviser”)

Portfolio Managers. The following individuals serve as portfolios managers to the Fund.

•	Dustin Lewellyn, CFA, Chief Investment Officer at Penserra

•	Ernesto Tong, CFA, Managing Director at Penserra

•	Anand Desai, Senior Vice President at Penserrs

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. The portfolio managers have served as part of the portfolio management team of the Fund since 2023.

PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares at net asset value (“NAV”) only with authorized participants (“APs”) that have entered into agreements with the Fund’s distributor and only in Creation Units (large blocks of 50,000 Shares) or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests and/or cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.amplifyetfs.com.

TAX INFORMATION

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a series of the Trust, an investment company and a passively managed ETF. The Fund uses an “indexing” investment approach, and seeks to provide investment results that, before fees and expenses, corresponds generally to the price and yield performance of the Index. A number of factors may affect the Fund’s ability to achieve a high correlation with the Index, including the degree to which the Fund utilizes a sampling methodology. There can be no guarantee that the Fund will achieve a high degree of correlation. The Adviser may sell securities that are represented in the Index or purchase securities not yet represented in the Index, in anticipation of their removal from or addition to the Index. There may also be instances in which the Adviser may choose to overweight securities in the Index, thus causing the Fund to purchase or sell securities not in the Index, but which the Adviser believes are appropriate to substitute for certain securities in the Index. The Fund will not take defensive positions.

The Fund will invest at least 80% of its total assets, exclusive of collateral held from securities lending, in the component securities of its respective Index and in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) based on the component securities in the Index (the “80% Policy”).The Fund may invest up to 20% of its total assets in securities that are not in the Fund’s Index to the extent that the Adviser believes that such investments should help the applicable Fund’s overall portfolio track its Index.

The Fund has adopted the following policy to comply with Rule 35d-1 under the Investment Company Act of 1940. Such policy has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders. Under normal circumstances, the Fund will not invest less than 80% of its net assets, plus the amount of any borrowings for investment purposes, in companies that are Cloud Technology Companies. The Fund considers such securities to be those that comprise the Index. For purposes of this policy, depositary receipts representing the component securities of the Index are treated as component securities of the Fund's Index.

The Fund’s investment objective has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon reasonable notice to shareholders. Additionally, in accordance with rules under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund’s 80% Policy has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders. The Fund may liquidate and terminate at any time without shareholder approval.

Concentration Policy. The Fund will not concentrate (i.e., invests more than 25% of the value of its total assets) in securities of issuers in any industry or group of industries, except to the extent the Index is concentrated.

NON-PRINCIPAL INVESTMENT STRATEGIES

Securities Lending. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis. To the extent that the Fund receives cash collateral, it will invest such collateral in readily marketable, high quality, short-term obligations.

Fund Investments

EQUITY SECURITIES

The Fund invests in equity securities, which will primarily include common stocks and/or depositary receipts. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions. American depositary receipts are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. Global depositary receipts are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares.

CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

The Fund may invest in securities with maturities of less than one year or cash equivalents, or it may hold cash. The percentage of the Fund invested in such holdings varies and depends on several factors, including market conditions. During periods of high cash inflows or outflows or if market conditions are not favorable, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective. For more information on eligible short-term investments, see the SAI.

Additional Information Regarding Fund Risks

The following provides additional information about certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section. Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objectives. Before you invest, you should consider the following risks in addition to the Principal Risks set forth above in this prospectus.

Cloud Technology Company Risk. Cloud Technology Companies may have limited product lines, markets, financial resources or personnel. These companies typically face intense competition and potentially rapid product obsolescence. In addition, many Cloud Technology Companies store sensitive consumer information and could be the target of cybersecurity attacks and other types of theft, which could have a negative impact on these companies. As a result, Cloud Technology Companies may be adversely impacted by government regulations, and may be subject to additional regulatory oversight with regard to privacy concerns and cybersecurity risk. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Cloud computing companies could be negatively impacted by disruptions in service caused by hardware or software failure, or by interruptions or delays in service by third-party data center hosting facilities and maintenance providers. Cloud Technology Companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology. The customers and/or suppliers of Cloud Technology Companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on Cloud Technology Companies.

Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. To the extent the Fund invests more heavily in particular industries, groups of industries, or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries, groups of industries, or sectors of the economy, and the value of Shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries or sectors.

Equity Market Risk. An investment in the Fund involves risks of investing in equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in securities prices. The values of equity securities could decline generally or could underperform other investments. Different types of equity securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally. Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

ETF Risks.

Absence of an Active Market Risk: Although the Fund’s shares are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for Fund shares. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may experience greater tracking error to its Index than it otherwise would at higher asset levels or the Fund may ultimately liquidate.

APs, Market Makers and Liquidity Providers Concentration Risk: The Fund has a limited number of financial institutions that may act as APs, none of which are obligated to engage in creation and/or redemption transactions. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, there may be a significantly diminished trading market for Fund shares and shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. The risks associated with limited APs may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

Costs of Buying or Selling Shares Risk: Investors buying or selling the Fund’s shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by the applicable broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for shares (the “bid” price) and the price at which an investor is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling shares, including bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Fluctuation of NAV Risk: The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the Exchange. It cannot be predicted whether the Fund’s shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Index trading individually or in the aggregate at any point in time. The market prices of the Fund’s shares may deviate significantly from the NAV of the shares during periods of market volatility. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade close to the Fund’s NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from the Fund’s NAV. As a result, investors in the Fund may pay significantly more or receive significantly less for Fund shares than the value of the Fund’s underlying securities or the NAV of Fund shares. If an investor purchases the Fund’s shares at a time when the market price is at a premium to the NAV of the shares or sells at a time when the market price is at a discount to the NAV of the shares, then the investor may sustain losses.

Market Trading Risk: An investment in the Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV.

Trading Issues Risk: Although the Fund’s shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will be maintained. Trading in the Fund’s shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange when a decline in the S&P 500 Index during a single day reaches certain thresholds (e.g., 7%., 13% and 20%). Additional rules applicable to the Exchange may halt trading in Fund shares when extraordinary volatility causes sudden, significant swings in the market price of Fund shares. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all. In stressed market conditions, the liquidity of the Fund’s shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Fund’s shares, potentially causing the market price of the Fund’s shares to deviate from their NAV.

Further, secondary markets may be subject to erratic trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in Fund shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV. Decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a price which differs materially from NAV and also in greater than normal intraday bid/ask spreads for Fund shares. During a “flash crash,” the market prices of the Fund’s shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause APs and other market makers to limit or cease trading in the Fund’s shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell shares at these temporarily low market prices.

Foreign Investment Risk. Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Currency Risk: Indirect and direct exposure to foreign currencies subjects the Fund to the risk that currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. The Fund’s NAV is determined on the basis of U.S. dollars and, therefore, the Fund may lose value if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up.

Depositary Receipts Risk: The Fund may invest in depositary receipts. Depositary receipts include ADRs and GDRs. ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. GDRs are depositary receipts which are similar to ADRs, but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile and less liquid than depositary receipts issued by companies in more developed markets.

Depositary receipts may be sponsored or unsponsored. Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Foreign Market and Trading Risk: The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time. Where all or a part of a Fund’s underlying securities trade in a market that is closed when the Exchange is open, there may be changes between the last quotation from its closed foreign market and the value of such securities during the Fund’s domestic trading day. This could lead to differences between the market price of a Fund’s shares and the value of a Fund’s underlying securities.

Foreign Securities Risk: The Fund invests a significant portion of its assets directly in securities of issuers based outside of the U.S., or in depositary receipts that represent such securities. Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability, as well as varying regulatory requirements applicable to investments in non-U.S. issuers. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may also be subject to different regulatory, accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

Political and Economic Risk: The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

Reliance on Trading Partners Risk: The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests.

Geographic Concentration Risk.: The Fund is subject to geographic concentration risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area.

China and Hong Kong Investment Risk. The economies of China and Hong Kong are subject to a considerable degree of economic, political and social instability:

◦	Economic Risk: The Chinese economy has grown rapidly during the past several years and there is no assurance that this growth rate will be maintained. In fact, the Chinese economy may experience a significant slowdown as a result of, among other things, a deterioration in global demand for Chinese exports, as well as contraction in spending on domestic goods by Chinese consumers. In addition, China may experience substantial rates of inflation or economic recessions, which would have a negative effect on the economy and securities market. Delays in enterprise restructuring, slow development of well-functioning financial markets and widespread corruption have also hindered performance of the Chinese economy. China continues to receive substantial pressure from trading partners to liberalize official currency exchange rates.

◦	Expropriation Risk: The Chinese government maintains a major role in economic policymaking, and investing in China involves risk of loss due to expropriation, nationalization, confiscation of assets and property, or the imposition of restrictions on foreign investments and on repatriation of capital invested.

◦	Government Control and Regulations: The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. There can be no assurance these reforms will continue or that they will be effective. Despite recent reform and privatizations, significant regulation of investment and industry is still pervasive, and the Chinese government may restrict foreign ownership of Chinese corporations and/or repatriate assets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies that may be connected to governmental influence, a lack of publicly-available information and/or political and social instability.

◦	Hong Kong Political Risk: Hong Kong reverted to Chinese sovereignty on July 1, 1997 as a Special Administrative Region (SAR) of the PRC under the principle of “one country, two systems.” Although China is obligated to maintain the current capitalist economic and social system of Hong Kong through June 30, 2047, the continuation of economic and social freedoms enjoyed in Hong Kong is dependent on the government of China. Any attempt by China to tighten its control over Hong Kong’s political, economic, legal or social policies may result in an adverse effect on Hong Kong’s markets. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to (or, is “pegged” to) the U.S. dollar, which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain how long the currency peg will continue or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy. Because the Fund’s NAV is denominated in U.S. dollars, the establishment of an alternative exchange rate system could result in a decline in a Fund’s NAV.

◦	Political and Social Risk: The Chinese government is authoritarian and has periodically used force to suppress civil dissent. Disparities of wealth and the pace of economic liberalization may lead to social turmoil, violence and labor unrest. In addition, China continues to experience disagreements related to integration with Hong Kong and religious and nationalist disputes in Tibet and Xinjiang. There is also a greater risk in China than in many other countries of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest or conflicts with other countries. Unanticipated political or social developments may result in sudden and significant investment losses. China’s growing income inequality and worsening environmental conditions also are factors that may affect the Chinese economy.

Japan Investment Risk. Economic growth in Japan is heavily dependent on international trade, government support, and consistent government policy. Slowdowns in the economies of key trading partners such as the United States, China, and countries in Southeast Asia could have a negative impact on the Japanese economy as a whole. The Japanese economy has in the past been negatively affected by, among other factors, government intervention and protectionism and an unstable financial services sector. While the Japanese economy has recently emerged from a prolonged economic downturn, some of these factors, as well as other adverse political developments, increases in government debt, changes to fiscal, monetary or trade policies, or other events, such as natural disasters, could have a negative impact on Japanese securities. Japan also has few natural resources, and any fluctuation or shortage in the commodity markets could have a negative impact on Japanese securities.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

Non-Diversification Risk. Because the Fund is “non-diversified,” the Fund may invest a greater percentage of its assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a small number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and have a greater impact on the Fund’s performance.

Other Investment Companies Risk. The Fund may invest in shares of investment companies. The risks of investment in these securities typically reflect the risks of the types of instruments in which the investment company invests. When the Fund invests in investment company securities, shareholders of the Fund bear indirectly their proportionate share of their fees and expenses, as well as their share of the Fund’s fees and expenses. As a result, an investment by the Fund in an investment company could cause the Fund's operating expenses (taking into account indirect expenses such as the fees and expenses of the investment company) to be higher and, in turn, performance to be lower than if it were to invest directly in the instruments underlying the investment company.

Passive Investment Risk. The Fund is not actively managed. Therefore, unless a specific security is removed from the Fund’s Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. If a specific security is removed from the Fund’s Index, the Fund may be forced to sell such security at an inopportune time or for a price other than the security’s current market value. An investment in the Fund involves risks similar to those of investing in any equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. It is anticipated that the value of the Fund’s shares will decline, more or less, in correspondence with any decline in value of the Fund’s Index. The Index may not contain the appropriate mix of securities for any particular economic cycle, and the timing of movements from one type of security to another in seeking to replicate the Index could have a negative effect on the Fund. Unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Securities Lending Risk. The Fund may engage in securities lending. The Fund may lose money if the borrower of the loaned securities delays returning in a timely manner or fails to return the loaned securities. Securities lending involves the risk that the Fund could lose money in the event of a decline in the value of collateral provided for loaned securities. In addition, the Fund bears the risk of loss in connection with its investment of the cash collateral it receives from a borrower. When the Fund invests cash collateral in other investment companies, such investments of cash collateral will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. To the extent that the value or return of the Fund’s investment of the cash collateral declines below the amount owed to the borrower, the Fund may incur losses that exceed the amount it earned on lending the security. The Fund may borrow money to repay the applicable borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Smaller Companies Risk. The Fund’s Index may be composed primarily of, or have significant exposure to, securities of smaller companies. As a result, the Fund may be subject to the risk that securities of smaller companies represented in the Index may underperform securities of larger companies or the equity market as a whole. In addition, in comparison to securities of companies with larger capitalizations, securities of smaller-capitalization companies may experience more price volatility, greater spreads between their bid and ask prices, less frequent trading, significantly lower trading volumes, and cyclical or static growth prospects. As a result of the differences between the securities of smaller companies and those of companies with larger capitalizations, it may be more difficult for the Fund to buy or sell a significant amount of the securities of a smaller company without an adverse impact on the price of the company’s securities, or the Fund may have to sell such securities in smaller quantities over a longer period of time, which may increase the Fund’s tracking error. Smaller-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends.

Technology Companies Risk. Companies in the technology field, including companies in the computers, telecommunications and electronics industries, face intense competition, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, and such companies may face unpredictable changes in growth rates, competition for the services of qualified personnel and competition from foreign competitors with lower production costs. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Tracking Error Risk. Tracking error refers to the risk that the Adviser may not be able to cause the Fund’s performance to match or correlate to that of the Fund’s Index, either on a daily or aggregate basis. There are a number of factors that may contribute to the Fund’s tracking error, such as Fund expenses, imperfect correlation between the Fund’s investments and those of the Index, rounding of share prices, changes to the composition of the Index, regulatory policies, and high portfolio turnover rate. In addition, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of the Index. In addition, in order to minimize the market impact of the Index rebalance, the Fund may begin trading to effect the rebalance in advance of the effective date of the rebalance and continue trading after the effective date of the rebalance. This may contribute to tracking error if the weights of the Fund’s portfolio securities diverge from the weights of the securities in the Index during the rebalancing. Tracking error in such circumstances may be greater if the Fund is trading in securities that are less liquid or lightly traded. Tracking error may cause the Fund’s performance to be less than expected.

Valuation Risk. The sales price that the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

ADDITIONAL RISKS OF INVESTING IN THE FUND

The following section provides additional risk information regarding investing in the Fund.

Legislation and Litigation Risk. Legislation or litigation that affects the value of securities held by the Fund may reduce the value of the Fund. From time to time, various legislative initiatives are proposed that may have a negative impact on certain securities in which the Fund invests. In addition, litigation regarding any of the securities owned by the Fund may negatively impact the value of the Shares. Such legislation or litigation may cause the Fund to lose value or may result in higher portfolio turnover if Fund determines to sell such a holding.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.amplifyetfs.com.

Management of the Fund

FUND ORGANIZATION

The Fund is a series of the Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. Its Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Adviser, custodian and fund administrative and accounting agent.

Investment Adviser. Amplify Investments LLC is a registered investment adviser with its offices at 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532. The Trust, on behalf of the Fund, has engaged Amplify Investments to serve as the Fund’s investment adviser pursuant to an investment management agreement (the “Investment Management Agreement”). In this capacity, Amplify Investments has overall responsibility for overseeing the investment of the Fund’s assets, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust. As compensation for its services, the Fund has agreed to pay Amplify Investments an annual management fee equal to 0.68% of its average daily net assets. Out of this management fee, Amplify Investments pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees, except for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses.

Investment Sub-Adviser. Penserra Capital Management LLC is a registered investment adviser with its offices at 4 Orinda Way, Suite 100-A, Orinda, California 94563. The Trust, on behalf of the Fund, and Amplify Investments have engaged Penserra to serve as the Fund’s investment sub-adviser pursuant to an investment sub-advisory agreement (the “Penserra Sub-Advisory Agreement” and collectively with the CWP Sub-Advisory Agreement, the “Sub-Advisory Agreements”). In this capacity, Penserra has responsibility for implementing the Fund’s investment program by, among other things, trading portfolio securities and performing related services, rebalancing the Fund’s portfolio, and providing cash management services in accordance with the investment advice formulated by, and model portfolios delivered by, CWP and Amplify Investments. As compensation for its services, Amplify Investments has agreed to pay Penserra an annual sub-advisory fee based upon the Fund’s average daily net assets. Amplify Investments is responsible for paying the entire amount of Penserra’s sub-advisory fee. The Fund does not directly pay Penserra.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and the Sub-Advisory Agreement will be available in the Fund’s Annual Report to shareholders for the fiscal year ended [ ], 2023.

Portfolio Managers. The members of the portfolio management team for the Fund are Dustin Lewellyn, Ernesto Tong and Anand Desai.

Dustin Lewellyn, CFA. Mr. Lewellyn has extensive background in institutional investment process with a specific focus on ETF, such as the Fund. Mr. Lewellyn was a portfolio manager at BGI (now part of Blackrock) and he managed a number of international equity funds. Mr. Lewellyn also was head of ETF product management and product development at Northern Trust where he oversaw the build out and management of all areas of a new ETF business, including primary responsibility for the portfolio management process surrounding the ETFs. Mr. Lewellyn also built and ran a new ETF business for Charles Schwab, including having primary responsibility for the technology and investment process to support portfolio management for the ETFs. Mr. Lewellyn started a consulting business with a focus on ETFs and helped numerous new ETF sponsors, as well as service providers, understand the resource requirements to participate in the industry utilizing current best practices. Mr. Lewellyn holds a B.A. from University of Iowa and is a CFA Charterholder. He also holds security licenses 7, 63, 66 and 24.

Ernesto Tong, CFA. Mr. Tong worked for Barclays Global Investors and Blackrock prior to joining Penserra. During his time at Blackrock, Mr. Tong spent two years as an Index Research Analyst and seven years as a portfolio manager for a number of funds. As an Index Research Analyst, he was responsible for performing independent research and analysis to incorporate into Portfolio Management and Trading strategies and also developing and launching new indices and investment products, particularly in Latin America. As a portfolio manager, Ernesto managed $40 billion in global ETF assets and was responsible for all aspects of portfolio management across domestic and international portfolios. Mr. Tong was also responsible for launching, managing, and driving the local Latin American ETF products for the portfolio management group, focusing on Brazil, Colombia and Mexico. Mr. Tong holds a B.A. from the University of California, Davis and is a CFA Charterholder. He holds security licenses 7 and 63.

Anand Desai. Prior to joining Penserra in 2015, Mr. Desai was an officer at State Street, where he had roles in portfolio accounting and client operations.

The Fund’s SAI provides additional information about the compensation structure for the portfolio managers, other accounts that the portfolio managers manage and the ownership of Shares by the portfolio managers.

Manager of Managers Structure.  The Fund and the Adviser have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-adviser(s) and recommending to the Board the hiring, termination, or replacement of any such sub-adviser(s)—including Toroso, in its capacity as Sub-Adviser. The exemptive order does not apply to any sub-adviser that is affiliated with the Fund or the Adviser.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the changes.

How to Buy and Sell Shares

The Fund issues or redeems its Shares at NAV per Share only in Creation Units. Most investors will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Share prices are reported in dollars and cents per Share. APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

FUND SHARE TRADING PRICES

The trading prices of Shares on the Exchange are based on market price and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

TAXES

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund may not have been asked to review, and may not have reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to continue to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•	Your Fund makes distributions,

•	You sell your Shares listed on the Exchange, and

•	You purchase or redeem Creation Units.

TAXES ON DISTRIBUTIONS

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when Shares are sold, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends, may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

TAXES ON EXCHANGE-LISTED SHARE SALES

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

TREATMENT OF FUND EXPENSES

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. You may not be able to take a deduction for some or all of these expenses, even if the cash you receive is reduced by such expenses.

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gain distributions paid to Shareholders. Federal tax will be withheld if (1) the Shareholder fails to furnish the Fund with the Shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the Shareholder or the Fund that the Shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the Shareholder’s U.S. federal income tax liability.

NON-U.S. TAX CREDIT

If the Fund invests in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

NON-U.S. INVESTORS

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions to, and gross proceeds from dispositions of shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners, may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

It is the responsibility of the entity through which you hold your shares to determine the applicable withholding.

INVESTMENTS IN CERTAIN NON-U.S. CORPORATIONS

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Federal Tax Matters” in the statement of additional information for more information.

Distribution Plan

Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse the Distributor for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. The Distributor may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

The Fund does not and has no current intention of paying 12b-1 fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Net Asset Value

The Fund’s net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for the Fund by taking the market price of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent, is the net asset value per Share. Pursuant to Rule 2a-5 under the 1940 Act, the Board has appointed Amplify as the “Valuation Designee” for all portfolio investments.

The Fund’s investments are valued daily in accordance with valuation procedures adopted by the Board, and in accordance with provisions of the 1940 Act. Certain securities in which the Fund may invest are not listed on any securities exchange or board of trade. Such securities are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market makers exist. Certain securities, particularly debt securities, have few or no trades, or trade infrequently, and information regarding a specific security may not be widely available or may be incomplete. Accordingly, determinations of the fair value of debt securities may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of debt securities than for other types of securities. As explained below, an fair value determination will be made in accordance with Amplify’s “Valuation Procedures.” Typically, debt securities are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses broker quotes to value the securities.

The Fund’s investments will be valued daily at market value or, in the absence of market value with respect to any investment, at fair value in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by Amplify (subject to the supervision of the Board) at fair value. The use of fair value pricing by the Fund is governed by valuation procedures adopted by Amplify and approved by, and subject to the oversight of, the Board, and in accordance with the provisions of the 1940 Act. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Amplify as Valuation Designee pursuant to Rule 2a-5. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the current “fair value” of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by the Fund generally results in the prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. Valuing the Fund’s securities using fair value pricing will result in using prices for those securities that may differ from current market valuations. See the Fund’s SAI for details.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the Exchange and when the Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security.

Disclaimers1

Prime Indexes and the Dan Ives Global Cloud Technology Prime Index are trademarks of Level ETF Ventures LLC (“Level”) and have been licensed for use by the Adviser. The Fund is not sponsored, endorsed, sold or promoted by Level or its Calculation Agent. Level and the Calculation Agent make no representation regarding the advisability of trading in such product.

[1]	NTD: To confirm accuracy of disclosure; please provide license agreement for review

LEVEL AND THE CALCULATION AGENT DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND THEY SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. LEVEL AND THE CALCULATION AGENT MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OR USERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. LEVEL AND THE CALCULATION AGENT MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LEVEL OR THE CALCULATION AGENT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. The Fund is not sponsored, endorsed, sold or promoted by Level or the Calculation Agent. Level and the Calculation Agent make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund in particular or the ability of the Index to track general stock market performance. The Index is determined, composed and calculated by Level or its Calculation Agent without regard to the Adviser or the Fund. Level and the Calculation Agent have no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the Index. Level and the Calculation Agent are not responsible for and have not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is converted into cash. Level and the Calculation Agent have no obligation or liability in connection with the administration, marketing or trading of the Fund.

Shares of the Trust are not sponsored, endorsed, or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of the shares of the Funds. The Exchange is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the shares of the Funds to be issued, or in the determination or calculation of the equation by which the shares are redeemable.

The Exchange has no obligation or liability to owners of the shares of the Funds in connection with the administration, marketing, or trading of the shares of the Funds. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

The Adviser and the Funds make no representation or warranty, express or implied, to the owners of shares of the Funds or any members of the public regarding the advisability of investing in securities generally or in the Funds particularly.

Fund Service Providers

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the administrator, fund accounting and transfer agent for the Fund. U.S. Bank National Association, 1555 North Rivercenter Drive, Suite 302, Milwaukee, WI 53212, is the custodian.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Premium/Discount Information

Information showing the number of days the market price of the Fund’s Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.amplifyetfs.com.

Other Information

INVESTMENTS BY OTHER INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares. The SEC adopted Rule 12d1-4 under the 1940 Act, which the Fund is required to comply with. Under Rule 12d1-4, the Fund may, subject to certain conditions, invest in other registered investment companies and other registered investment companies may invest in the Fund beyond the limits contained in Section 12(d)(1) of the 1940 Act.

DELIVERY OF SHAREHOLDER DOCUMENTS—HOUSEHOLDING

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

Financial Highlights

The financial highlights table is intended to help you understand the Predecessor Fund’s financial performance. Certain information reflects financial results for a single share of the Predecessor Fund. The total return in the table represents the rate that an investor would have earned (or lost) or an investment in the Fund (assuming reinvestment of all dividends and distributions). This information in this table for the year ended September 30, 2022 and each of the prior years thereunder is derived from the Predecessor Fund’s financial statements, which have been audited by WithumSmith+Brown, PC., an independent registered public accounting firm, whose report, along with the Predecessor Fund’s financial statements, are included in the Predecessor Fund’s 2022 Annual Report. The 2022 Annual Report and the Semi-Annual Report for the period ended March 31, 2023 are incorporated by reference into the Fund’s SAI and available upon request.

For a capital share outstanding throughout each period/ year

	Period Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Net Asset Value, Beginning of Year	$28.66	$51.58	$42.29	$35.92	$39.05	$36.14
Income (Loss) from Investment Operations:
Net investment income (loss) [1]	0.01	(0.03)	(0.03)	0.26	0.28	0.15
Net realized and unrealized gain (loss) on investments	3.79	(22.89)	9.45	6.34	(3.11)	3.08
Total from investment operations	3.80	(22.92)	9.42	6.60	(2.83)	3.23
Less Distributions:
Distributions from net investment income	—	—	(0.13)	(0.23)	(0.30)	(0.13)
Net realized gains	—	—	—	—	—	(0.19)
Total distributions	—	—	(0.13)	(0.23)	(0.30)	(0.32)
Net asset value, end of year	$32.46	$28.66	$51.58	$42.29	$35.92	$39.05
Total Return	13.27%[3]	(44.44)%	22.28%	18.58%	(7.23)%	9.03%

Ratios/Supplemental Data:
Net assets at end of year (000’s)	$22,721	$22,925	$54,155	$46,515	$37,720	$50,771

Gross Expenses to Average Net Assets	0.68%[4]	0.68%	0.68%	0.71%[2]	0.75%	0.75%
Net Investment Income (Loss) to Average Net Assets	0.04%[4]	(0.09)%	(0.06)%	0.70%	0.83%	0.42%
Portfolio Turnover Rate	18%[3]	28%	14%	104%	38%	42%

(1)	Calculated based on average shares outstanding during the year.
(2)	Effective April 7, 2020, the Fund's expense ratio was reduced to 0.68%
(3)	Not annualized.
(4)	Annualized.

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For More Information

For more detailed information on the Trust, Fund and Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also will be available in the Fund’s Annual and Semi-Annual Reports to Shareholders, when available. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. The Fund makes available its SAI and annual and semi-annual reports, free of charge, on or through its website listed below. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, when available, free of charge, or to request other information about the Fund or to make shareholder inquiries, please:

Call:	Amplify ETF Trust at 1-855-267-3837 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Amplify ETF Trust c/o Amplify Investments LLC 3333 Warrenville Road

Suite 350

Lisle, Illinois 60532

Visit:	www.amplifyetfs.com

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund or the Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-23108.

PROSPECTUS ETF	Amplify Global Cloud Technology ETF

Dated _____, 2023

Amplify ETF Trust 3333 Warrenville Road Suite 350 Lisle, Illinois 60532	Phone: 1-855-267-3837 E-mail: info@amplifyetfs.com

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

Preliminary Statement of Additional Information

Dated July 26, 2023

Subject to Completion

Statement of Additional Information

Investment Company Act File No. 811-23108
AMPLIFY ETF trust

Fund Name	Ticker Symbol	Exchange

Amplify Global Cloud Technology ETF	IVES	NYSE Arca

Dated ________, 2023

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated ______, 2023, as it may be revised from time to time (the “Prospectus”), for the Amplify Global Cloud Technology ETF (the “Fund”), a series of the Amplify ETF Trust (the “Trust”). Capitalized terms used herein that are not defined have the same meanings as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s distributor, Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101, or by calling toll free at 1-855-267-3837.

ii

General Description of the Trust and the Fund

The Trust was organized as a Massachusetts business trust on January 6, 2015 and is authorized to issue an unlimited number of shares in one or more series. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers shares in [___] series, including the Fund, which is classified as a “non-diversified company” as such term is defined under the 1940 Act.

This SAI relates to the Fund. On or about ____, the Fund will acquire all the assets and liabilities of Wedbush ETFMG Global Cloud Technology ETF (the “Predecessor Fund”), a series of the ETF Managers Trust (the “Predecessor Fund”). The Fund will adopt the prior performance and financial history of the Predecessor Fund. The Fund, as a series of the Trust, represents a beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies.

The Board of Trustees of the Trust (the “Board of Trustees” or the “Trustees”) has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Shares of any series may also be divided into one or more classes at the discretion of the Trustees.

The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders.

Each share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular series; and, if a matter affects a particular series differently from other series, the shares of that series will vote separately on such matter. The Trust’s Declaration of Trust (the “Declaration”) requires a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. For example, the Declaration gives the Trustees broad authority to approve reorganizations between the Fund and another entity, such as another exchange-traded fund, or the sale of all or substantially all of the Fund’s assets, or the termination of the Trust or the Fund without shareholder approval if the 1940 Act would not require such approval.

The Declaration provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration and to any By-laws adopted by the Fund. The provisions of the Declaration state that shareholders have no rights, privileges, claims or remedies under any contract or agreement entered into by the Trust or the Fund with any service provider or other agent to or contractor with the Trust or the Fund including, without limitation, any third party beneficiary rights. In addition, under the Declaration, shareholders do not have appraisal rights with respect to their shares and, except as the Trustees may determine from time to time, shall have no right to acquire, purchase or subscribe for any shares or securities of the Fund that it may issue or sell, or have any preference, preemptive, conversion or exchange rights. The provisions of the Declaration, any By-laws of the Fund and any contract or agreement entered into by the Trust or the Fund governed by applicable state law do not affect the rights of any shareholder under any provision of the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), or the 1940 Act, or any rule, regulation or order of the U.S. Securities Exchange Commission (the “SEC”) thereunder.

The Declaration may, except in limited circumstances, be amended by the Trustees in any respect without a shareholder vote. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board of Trustees may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that Trustees may be removed, with or without cause, by a vote of shareholders holding at least two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund or as the Trustees may determine, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation. In addition, pursuant to the Declaration, the Trustees may, in their discretion, require the Trust to redeem shares held by any shareholder for any reason under terms set by the Trustees.

The Declaration provides a detailed process for the bringing of derivative actions by shareholders, and provides that actions that are derivative in nature may not be brought directly, in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder claims, demands and derivative actions. Prior to bringing a derivative action, a demand must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. In making such a determination, a Trustee is not considered to have a personal financial interest by virtue of being compensated for his or her services as a Trustee.

If a demand is rejected as set forth above, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand under a number of circumstances. In addition, if a court determines that a derivative action was made without reasonable cause or for an improper purpose, or if a derivative or direct action is dismissed on the basis of a failure to comply with the procedural provisions relating to shareholder actions as set forth in the Declaration, or if a direct action is dismissed by a court for failure to state a claim, the shareholder bringing the action may be responsible for the Fund’s costs, including attorneys’ fees.

The provisions of the Declaration provide that any direct or derivative action commenced by a shareholder must be brought only in the U.S. District Court for the District of Massachusetts (Boston Division) or if any such action may not be brought in that court, then in the Business Litigation Session of Suffolk Superior Court in Massachusetts (the “Chosen Courts”). Except as prohibited by applicable law, if a shareholder commences an applicable action in a court other than a Chosen Court, then such shareholder may be obligated to reimburse the Fund and any applicable Trustee or officer of the Fund made party to such proceeding for the costs and expenses (including attorneys’ fees) incurred in connection with any successful motion to dismiss, stay or transfer of the action. The Declaration also provides that any shareholder bringing an action against the Fund waives the right to trial by jury to the fullest extent permitted by law.

The Declaration provides that no provision of the Declaration may require a waiver of compliance with any provision of the 1933 Act, the 1934 Act or the 1940 Act, or any rule, regulation or order of the Securities and Exchange Commission thereunder. The provisions of the Declaration are severable, and if the Trustees determine, with the advice of counsel, that any such provision, in whole or in part, conflict with applicable laws and regulations, the conflicting provisions, or part or parts thereof, will be deemed to be not part of the Declaration (provided, that any such determination will not render any of the remaining provisions invalid or improper).

The Trust is not required to and does not intend to hold annual meetings of shareholders.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or the Fund itself was unable to meet its obligations.

The Declaration further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person other than the Trust or its series in connection with the affairs of the Trust or for any act, omission, or obligation of the Trust. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. The Declaration provides that any Trustee who serves as chair of the Board of Trustees or of a committee of the Board of Trustees, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

The Fund is advised by Amplify Investments LLC (the “Adviser” or “Amplify Investments”). Penserra Capital Management LLC serves as the investment sub-adviser to the Fund (the “Sub-Adviser”). The Fund seeks to track the Dan Ives Global Cloud Technology Prime Index NTR (the “Index” or the “Underlying Index”).

The shares of the Fund list and principally trade on NYSE Arca, Inc. (the “Exchange”). The shares will trade on the Exchange at market prices that may be below, at or above net asset value (“NAV”). ETFs, such as the Fund, do not sell or redeem individual shares of the Fund. Instead, the Fund offers, issues and redeems shares at NAV only in aggregations of a specified number of shares (each a “Creation Unit”). Financial entities known as “authorized participants” (which are discussed in greater detail below) have contractual arrangements with the Fund or the Distributor to purchase and redeem Fund shares directly with the Fund in Creation Units in exchange for the securities comprising the Fund and/or cash, or some combination thereof. Shares of the Fund are traded in the secondary market and elsewhere at market prices that may be at, above, or below the Fund’s NAV. Shares are only redeemable in Creation Units by authorized participants. Creation Units are typically a specified number of shares, generally 25,000 or multiples thereof, except in the event of the liquidation of the Fund, where the Trust may lower the number of Shares in a Creation Unit. An authorized participant that purchases a Creation Unit of Fund shares deposits with the Fund a “basket” of securities and other assets identified by the Fund that day, and then receives the Creation Unit of Fund shares in return for those assets. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of Fund shares for a basket of securities and other assets. The basket is generally representative of the Fund’s portfolio, and together with a cash balancing amount, it is equal to the NAV of the Fund shares comprising the Creation Unit. Pursuant to Rule 6c-11 of the 1940 Act, the Fund may utilize baskets that are not representative of the Fund’s portfolio. Such “custom baskets” are discussed in the section entitled “Creations and Redemptions of Creation Units.” Transaction fees and other costs associated with creations or redemptions that include cash may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of shares and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the shares of the Fund from listing if: (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the shares of the Fund for 30 or more consecutive trading days; (ii) if applicable, the value of the Fund’s Index (as detailed and defined below) is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the Exchange makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Fund reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

The Fund is required by the Exchange to comply with certain listing standards (which includes certain investment parameters) in order to maintain its listing on the Exchange. Compliance with these listing standards may compel the Fund to sell securities at an inopportune time or for a price other than the security’s then-current market value. The sale of securities in such circumstances could limit the Fund’s profit or require the Fund to incur a loss, and as a result, the Fund’s performance could be impacted.

Investment Objective and Policies

The Prospectus describes the investment objective and certain policies of the Fund. The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.

The Fund is subject to the following fundamental policies, which may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund:

(1)     The Fund may not issue senior securities, except as permitted under the 1940 Act.

(2)     The Fund may not borrow money, except as permitted under the 1940 Act.

(3)     The Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the 1933 Act in connection with the purchase and sale of portfolio securities.

(4)     The Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(5)     The Fund may not make loans, except as permitted under the 1940 Act and exemptive orders granted thereunder.

(6)     The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

(7)     The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except to the extent the Index concentrates in any industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

For purposes of applying restriction (1) above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300% the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The fundamental investment limitations set forth above limit the Fund’s ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.

For purposes of applying restriction (5) above, the Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33-1/3% of the value of the Fund’s total assets.

Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction. With respect to restriction (2), if the limitations are exceeded as a result of a change in market value then the Fund will reduce the amount of borrowings within three days thereafter to the extent necessary to comply with the limitations (not including Sundays and holidays).

The foregoing fundamental policies of the Fund may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of the Fund, such matter shall be deemed to have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund vote for the approval of such matter, notwithstanding that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by such matter.

In addition to the foregoing fundamental policies, the Fund is also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental policies and may be changed by the Board of Trustees.

Investment Strategies and Risks

The Fund’s investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. For a description of certain permitted investments, see “Description of Permitted Investments” in this SAI.

Non-Diversification

The Fund is classified as a non-diversified investment company under the 1940 Act. A “non-diversified” classification means that the Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. This means that the Fund may invest a greater portion of its assets in the securities of a single issuer or a small number of issuers than a diversified fund. The securities of a particular issuer or a small number of issuers may constitute a greater portion of the Underlying Index of the Fund and, therefore, the securities may constitute a greater portion of the Fund’s portfolio. This may have an adverse effect on the Fund’s performance or subject the Fund’s Shares to greater price volatility than more diversified investment companies. Moreover, in pursuing its objective, the Fund may hold the securities of a single issuer in an amount exceeding 10% of the market value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”). In particular, as the Fund’s size grows and its assets increase, it will be more likely to hold more than 10% of the securities of a single issuer if the issuer has a relatively small public float as compared to other components in its Underlying Index.

Concentration

The Fund will, to the extent the Underlying Index does, concentrate its investments in a particular industry or group of industries, as described in the Prospectus. The securities of issuers in particular industries may dominate the Underlying Index of the Fund and consequently the Fund’s investment portfolio. This may adversely affect the Fund’s performance or subject its Shares to greater price volatility than that experienced by less concentrated investment companies.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices and the associated risk factors. The Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund’s investment objective and permitted by the Fund’s stated investment policies. The information below should be read in conjunction with the “Principal Investment Strategies” and “Principal Risks” sections of the Prospectus. The information below pertains to non-principal investment strategies and risks of the Fund, while the information in the Prospectus pertains to principal investment strategies and risks of the Fund. The Fund attempts to replicate, before fees and expenses, the performance of the Index. Fund shareholders are entitled to 60 days’ written notice prior to any change in this non-fundamental investment policy.

EQUITY SECURITIES

Equity securities represent ownership interests in a company and include common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.

Types of Equity Securities:

Common Stocks — Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.

Preferred Stocks — Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.

Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.

Convertible Securities — Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer’s common stock at the Fund’s option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer’s capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its “investment value” (i.e., its value as a fixed income security) or its “conversion value” (i.e., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

Rights and Warrants — A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities:

General Risks of Investing in Stocks — While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

•	Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

•	Factors affecting an entire industry, such as increases in production costs; and

•	Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Small- and Medium-Sized Companies — Investors in small- and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small- and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to experience less frequent trading and be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies. As a result of the differences between the securities of small- and medium-sized companies and those of companies with larger capitalizations, it may be more difficult for the Fund to buy or sell a significant amount of the securities of a small- or medium- company without an adverse impact on the price of the company’s securities, or the Fund may have to sell such securities in smaller quantities over a longer period of time, which may increase the Fund’s tracking error.

When-Issued Securities — A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. When the Fund engages in when-issued transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

Decisions to enter into “when-issued” transactions will be considered on a case-by-case basis when necessary to maintain continuity in a company’s index membership.

FOREIGN ISSUERS

The Fund may invest a significant portion of its assets in issuers located outside the United States directly, or in financial instruments that are indirectly linked to the performance of foreign issuers. Examples of such financial instruments include depositary receipts, which are described further below, “ordinary shares,” and “New York shares” issued and traded in the United States. Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. American Depositary Receipts (“ADRs”), ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protects the Fund from the foreign settlement risks described below.

Investing in foreign companies may involve risks not typically associated with investing in United States companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than United States markets, and prices in some foreign markets can be more volatile than those of domestic securities. Therefore, the Fund’s investment in foreign securities may be less liquid and subject to more rapid and erratic price movements than comparable securities listed for trading on U.S. exchanges. Non-U.S. equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There may be less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, that increase the likelihood of a failed settlement, which can result in losses to the Fund. The value of non-U.S. investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. This may cause the Fund to incur higher portfolio transaction costs than domestic equity funds. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed. Many foreign countries lack uniform accounting, auditing and financial reporting standards comparable to those that apply to United States companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for United States investments.

Investing in companies located abroad carries political and economic risks distinct from those associated with investing in the United States. Foreign investment may be affected by actions of foreign governments adverse to the interests of United States investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on United States investment, or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

Investing in companies domiciled in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer’s ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lax financial reporting on a regular basis, substandard disclosure, and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.

Investments in China and Hong Kong. Investing in shares or ADRs with underlying shares of companies organized, listed or domiciled in China involves special considerations not typically associated with investing in countries with more democratic governments or more established economies or securities markets. Such risks may include: (i) the risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty (including the risk of war); (iii) dependency on exports and the corresponding importance of international trade; (iv) increasing competition from Asia’s other low-cost emerging economies; (v) higher rates of inflation; (vi) controls on foreign investment and limitations on repatriation of invested capital; (vii) greater governmental involvement in and control over the economy; (viii) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (ix) the fact that Chinese companies, particularly those located in China, may be smaller, less seasoned and newly organized; (x) the differences in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (xi) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (xii) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (xiii) the fact that the settlement period of securities transactions in foreign markets may be longer; (xiv) the fact that the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (xv) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (xvi) the rapid and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; (xvii) the risk that, because of the degree of interconnectivity between the economies and financial markets of China and Hong Kong, any sizable reduction in the demand for goods from China, or an economic downturn in China, could negatively affect the economy and financial market of Hong Kong as well; and (xviii) the risk that certain companies in the Underlying Index may have dealings with countries subject to sanctions or embargoes imposed by the U.S. Government or identified as state sponsors of terrorism.

China is also vulnerable economically to the impact of a public health crisis, which could depress consumer demand, reduce economic output, and potentially lead to market closures, travel restrictions, and quarantines, all of which would negatively impact China’s economy and could affect the economies of its trading partners.

After many years of steady growth, the growth rate of China’s economy has recently slowed. Although this slowdown was to some degree intentional, the slowdown has also slowed the once rapidly growing Chinese real estate market and left local governments with high debts with few viable means to raise revenue, especially with the fall in demand for housing. Despite its attempts to restructure its economy towards consumption, China remains heavily dependent on exports. Accordingly, China is susceptible to economic downturns abroad, including any weakness in demand from its major trading partners, including the United States, Japan, and Europe. In addition, China’s aging infrastructure, worsening environmental conditions, rapid and inequitable urbanization, quickly widening urban and rural income gap, domestic unrest and provincial separatism all present major challenges to the country. Further, China’s territorial claims, including its land reclamation projects and the establishment of an Air Defense Identification Zone over islands claimed and occupied by Japan, are another source of tension and present risks to diplomatic and trade relations with certain of China’s regional trade partners.

Investments in Hong Kong are also subject to certain political risks not associated with other investments. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. Investments in China and Hong Kong involve risk of a total loss due to government action or inaction. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms for 50 years from the July 1, 1997 transfer of sovereignty from Great Britain to China. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to (or, is “pegged” to) the U.S. dollar, which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain how long the currency peg will continue or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy. Because the Fund’s net asset value (“NAV”) is denominated in U.S. dollars, the establishment of an alternative exchange rate system could result in a decline in the Fund’s NAV. These and other factors could have a negative impact on the Fund’s performance.

GEOGRAPHIC CONCENTRATION

Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. A fund that focuses on a single country or a specific region is more exposed to that country’s or region’s economic cycles, currency exchange rates, stock market valuations and political risks, among others, compared with a more geographically diversified fund. The economies and financial markets of certain regions, such as Asia and the Middle East, can be interdependent and may be adversely affected by the same events.

DEPOSITARY RECEIPTS

The Fund’s investment in securities of foreign companies may be in the form of depositary receipts or other securities convertible into securities of foreign issuers. ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by United States banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States. Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and International Depositary Receipts (“IDRs”) are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer, however, GDRs, EDRs, and IDRs may be issued in bearer form and denominated in other currencies, and are generally designed for use in specific or multiple securities markets outside the U.S. EDRs, for example, are designed for use in European securities markets while GDRs are designed for use throughout the world. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.

The Fund will not invest in any unlisted Depositary Receipts or any Depositary Receipt that the Adviser deems to be illiquid or for which pricing information is not readily available. In addition, all Depositary Receipts generally must be sponsored. However, the Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. The use of Depositary Receipts may increase tracking error relative to an Underlying Index.

U.S. GOVERNMENT SECURITIES

The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. There can be no guarantee that the United States will be able to meet its payment obligations with respect to such securities. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government may decline or be negative for short or long periods of time. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008-2009 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt can raise concerns that the U.S. government will not be able to make principal or interest payments when they are due. This increase has also necessitated the need for the U.S. Congress to negotiate adjustments to the statutory debt limit to increase the cap on the amount the U.S. government is permitted to borrow to meet its existing obligations and finance current budget deficits. In August 2011, Standard & Poor’s lowered its long-term sovereign credit rating on the U.S. In explaining the downgrade at that time, S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. On August 2, 2019, following passage by Congress, the President of the United States signed the Bipartisan Budget Act of 2019, which suspends the statutory debt limit through July 31, 2021. Any controversy or ongoing uncertainty regarding the statutory debt ceiling negotiations may impact the U.S. long-term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected.

The value of direct or indirect investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. On the other hand, if rates fall, the value of the fixed income securities generally increases. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. The value of direct or indirect investments in fixed income securities may be affected by the inability of issuers to repay principal and interest or illiquidity in debt securities markets.

•	U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Treasury Receipts (“TRs”).

•	Receipts. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

•	U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

•	U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund’s Shares.

BORROWING

Although the Fund does not intend to borrow money, the Fund may do so to the extent permitted by the 1940 Act. Under the 1940 Act, the Fund may borrow up to one-third (1/3) of its net assets. The Fund will borrow money only for short-term or emergency purposes. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly. Borrowing will tend to exaggerate the effect on net asset value (“NAV”) of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

OTHER SHORT-TERM INSTRUMENTS

The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1” by S&P, or if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Short-term instruments that are fixed-income instruments are generally subject to the same risks as other fixed-income instruments, including credit risk and interest rate risk, and short-term instruments that are money market funds are generally subject to the same risks as other investment companies, including the obligation to pay the Fund’s share of the underlying fund’s expenses.

INVESTMENT COMPANIES

The Fund may invest in the securities of other investment companies, including money market funds and ETFs, subject to applicable limitations under Section 12(d)(1) of the 1940 Act and Rule 12d1-4 under the 1940 Act. Investing in another pooled vehicle exposes the Fund to all the risks of that pooled vehicle. Pursuant to Section 12(d)(1), the Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies that are money market funds in excess of the limits discussed above.

If the Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations. The Fund will incur higher and duplicative expenses when it invests in other investment companies such as mutual funds and ETFs. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. When the Fund invests in other investment companies, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies, including the Fund. The acquisition of Shares by registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by exemptive rules under the 1940 Act or as may be permitted by an exemptive order that permits registered investment companies to invest in the Fund beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the registered investment company enter into an agreement with the Fund regarding the terms of the investment.

The Fund may rely on Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, which provide an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, including ETFs, if, among other conditions: (a) the Fund, together with its affiliates, acquires no more than three percent of the outstanding voting stock of any acquired fund, and (b) the sales load charged on the Fund’s shares is no greater than the limits set forth in Rule 2830 of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Additionally, the Fund may rely on exemptive relief issued by the SEC to other registered funds, including ETFs, or on Rule 12d1-4 under the 1940 Act to invest in such other funds in excess of the limits of Section 12(d)(1) if such Fund complies with the terms and conditions of such exemptive relief or rule.

LENDING PORTFOLIO SECURITIES

The Fund may lend portfolio securities to certain creditworthy borrowers in U.S. and non-U.S. markets in an amount not to exceed one third (33 1/3%) of the value of its total assets. The borrowers provide collateral that is maintained in an amount at least equal to the current value of the securities loaned. The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending fund or through one or more joint accounts, money market funds, or other investment companies (including ETFs) which may include those managed by the Adviser.

The Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board who administer the lending program for the Fund in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from the Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

The Fund will generally seek to recall securities on loan to vote on matters if the result of the vote may materially affect the investment. However, in some circumstances the Fund may be unable to recall the securities in time to vote or may determine that the benefits to the Fund of voting are outweighed by the direct or indirect costs of such a recall. In these circumstances, loaned securities may be voted or not voted in a manner adverse to the best interests of the Fund.

The following table shows the dollar amounts of income and fees/compensation related to the securities lending activities of the Predecessor Fund that lent its securities during the fiscal year ended September 30, 2022.

Gross income from securities lending activities	$98,095
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$(6,661)
Fees paid for any cash collateral management service that are not included in the revenue split	$(2,337)
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Rebates (paid to borrower)	$(51,351)
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities:	$(60,349)
Net income from securities lending activities:	$37,746

FUTURE DEVELOPMENTS

The Fund may take advantage of opportunities in the area of options and futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure.

SPECIAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in the Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

GENERAL

Investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in the Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

CYBER SECURITY RISK

Investment companies, such as the Fund, and their service providers may be subject to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

RECENT MARKET EVENTS

Beginning in the first quarter of 2020, financial markets in the United States and around the world experienced extreme and, in many cases, unprecedented volatility and severe losses due to the global pandemic caused by COVID-19, a novel coronavirus. The pandemic has resulted in a wide range of social and economic disruptions, including closed borders, voluntary or compelled quarantines of large populations, stressed healthcare systems, reduced or prohibited domestic or international travel, and supply chain disruptions affecting the United States and many other countries. Some sectors of the economy and individual issuers have experienced particularly large losses as a result of these disruptions, and such disruptions may continue for an extended period of time or reoccur in the future to a similar or greater extent. In response, the U.S. government and the Federal Reserve have taken extraordinary actions to support the domestic economy and financial markets, contributing to inflationary pressure and expectations for inflation. It is unknown how long circumstances related to the pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be successful, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia, certain Russian individuals, banking entities and corporations, and Belarus as a response to Russia’s invasion of Ukraine, and may impose sanctions on other countries that provide military or economic support to Russia. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions, including cyber-attacks) are impossible to predict, but could result in significant market disruptions, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure to Russian issuers or issuers in other countries affected by the invasion.

TAX RISKS

As with any investment, you should consider how your investment in Shares of the Fund will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of the Fund.

Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged arrangement, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Shares.

Portfolio Turnover

The Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the Fund’s investment portfolio that is bought and sold during a year is known as the Fund’s portfolio turnover rate. A turnover rate of 100% would occur, for example, if the Fund bought and sold securities valued at 100% of its net assets within one year. A high portfolio turnover rate could result in the payment by the Fund of increased brokerage costs, expenses and taxes. Significant variations in portfolio turnover from year-to-year are generally the result of fluctuations in the size of a Fund or changes to a Fund’s portfolio holdings.

The following table sets forth the Predecessor Fund’s portfolio turnover rate for the indicated period.

Portfolio Turnover Rate

Portfolio Turnover
Fiscal year ended September 30, 2021	14%
Fiscal year ended September 30, 2022	28%

Management of the Fund

Trustees and Officers

The general supervision of the duties performed for the Fund under the Investment Management Agreement (as defined below) is the responsibility of the Board of Trustees. There are four Trustees of the Trust, one of whom is a“ interested person” (as the term is defined in the 1940 Act) (“Interested Trustees”) and three of whom are Trustees who are not officers or employees of Amplify Investments or any of its affiliates (each an “Independent Trustee” and collectively the “Independent Trustees”). The Trustees set broad policies for the Fund, choose the Trust’s officers and hire the Fund’s investment adviser. The Trustees serve for indefinite terms until their resignation, death or removal. The Trust has not established a lead Independent Trustee position. Each Trustee, except for Christian Magoon, is an Independent Trustee. Mr. Magoon is deemed an Interested Trustee of the Trust due to his positions as Chief Executive Officer and President of Amplify Investments and the Trust. The officers of the Trust manage its day-to-day operations, are responsible to the Trust’s Board of Trustees and serve indefinite terms. The following is a list of the Trustees and executive officers of the Trust and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they have held during the past five years, if applicable.

Name, Address and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the Amplify Investments Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Christian Magoon(1) c/o Amplify Investments LLC 333 Warrenville Road Suite 350 Lisle, IL 60532 Y.O.B.: 1974	Chairman of the Board of Trustees; Chief Executive Officer and President	• Indefinite term • Since January 2015	Chief Executive Officer, Magoon Capital (2010 - present); Chief Executive Officer, YieldShares, LLC (2013 – present); Chief Executive Officer, Amplify Investments LLC (2015 – present); President of Amplify Investments LLC (2015 – 2018).	__	None
Independent Trustees
Michael DiSanto c/o Amplify Investments LLC 333 Warrenville Road Suite 350 Lisle, IL 60532 Y.O.B.: 1979	Trustee	• Indefinite term • Since January 2015	Attorney, City of Naperville, Illinois (2007 - present); Member, Elder Board of the Compass Church, (2013 - present)	__	None
Rick Powers c/o Amplify Investments LLC 333 Warrenville Road Suite 350 Lisle, IL 60532 Y.O.B.: 1957	Trustee	• Indefinite term • Since January 2015	Director, Department of Public Works, City of Peoria, Illinois (2019 – Present);Deputy Commissioner, Transportation, State of Indiana (2014 - 2019)	__	None
Mark Tucker c/o Amplify Investments LLC 333 Warrenville Road Suite 350 Lisle, IL 60532 Y.O.B.: 1963	Trustee	• Indefinite term • Since January 2015	Sole member, Aspen Equity Partners, LLC (2009 - present); New Liberty Popcorn, LLC (2015 - present)	__	None
Officers of the Trust
Ed Keiley c/o Amplify Investments LLC 333 Warrenville Road Suite 350 Lisle, IL 60532 Y.O.B.: 1965	Chief Compliance Officer	• Indefinite term • Since January 2015	Chief Compliance Officer, Amplify Investments LLC (2016 - present); Trader Compliance, Inc. (2003 - present)	N/A	N/A

Name, Address and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the Amplify Investments Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
Bradley H. Bailey c/o Amplify Investments LLC 333 Warrenville Road Suite 350 Lisle, IL 60532 Y.O.B.: 1967	Chief Financial Officer	• Indefinite term • 2016	Chief Financial Officer, Amplify Investments LLC (2016 - present)	N/A	N/A
William H. Belden c/o Amplify Investments LLC 333 Warrenville Road Suite 350 Lisle, IL 60532 Y.O.B.: 1965	President	• Indefinite term • 2020	President, Amplify Investments LLC (2018 – present); Managing Director, Guggenheim Investments (2009 – 2018)	N/A	N/A
David Wilding c/o Amplify Investments LLC 333 Warrenville Road Suite 350 Lisle, IL 60532 Y.O.B: 1970	Secretary	• Indefinite term • 2023	Chief Operating Officer, Amplify Investments LLC (2023 – present); General Counsel and Chief Compliance Officer, Performance Trust Capital Partners (1996-2022); General Counsel and Chief Compliance Officer, PT Asset Management, LLC (1996-2022)	N/A	N/A

(1)	Mr. Magoon is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of Amplify Investments LLC and Chief Executive Officer and President of the Trust.

Unitary Board Leadership Structure

It is anticipated that each Trustee will serve as a trustee of all funds in the Amplify Investments Fund Complex (as defined below), which is known as a “unitary” board leadership structure. Each Trustee currently serves as a trustee of the Fund and is anticipated to serve as a trustee for future Funds advised by Amplify Investments (each, an “Amplify Fund” and collectively, the “Amplify Investments Fund Complex”). None of the Trustees who are not “interested persons” of the Trust, nor any of their immediate family members, have ever been a director, officer or employee of, or consultant to, Amplify Investments or any of its affiliates. Mr. Magoon, an Interested Trustee, serves as the Chair of the Board for each Fund in the Amplify Investments Fund Complex.

The same five persons serve as Trustees on the Trust’s Board and are anticipated to serve on the Boards of all other Amplify Funds. The unitary board structure was adopted for the Amplify Funds because of the efficiencies it achieves with respect to the governance and oversight of the Amplify Funds. Each Amplify Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the Amplify Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. Because of the similar and often overlapping issues facing the Amplify Funds, including among any such exchange-traded funds, the Board of the Amplify Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all Amplify Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board that the overall composition of which, as a body, possesses the appropriate skills, diversity, independence and experience to oversee the Fund’s business.

Annually, the Board of Trustees will review its governance structure and the committee structures, its performance and functions and any processes that would enhance board governance over the business of the Amplify Funds. The Board of Trustees has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the Amplify Investments Fund Complex as a whole.

Board Committees

The Board of Trustees has established two standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board of Trustees and its committees meet frequently throughout the year to oversee the activities of the Fund, review contractual arrangements with and the performance of service providers, oversee compliance with regulatory requirements and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings. Generally, the Board of Trustees acts by majority vote of the Trustees present at a meeting, assuming a quorum is present, unless otherwise required by applicable law.

The two standing committees of the Board of Trustees are the Nominating and Governance Committee and the Audit Committee.

The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Board of Trustees. Messrs. DiSanto, Powers and Tucker are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board of Trustees will not actively seek recommendations from other parties, including shareholders. The Nominating and Governance Committee will not consider new trustee candidates who are 70 years of age or older or will turn 70 years old during the initial term. When a vacancy on the Board of Trustees occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund should mail such recommendation to David Wilding, Secretary of the Trust, at the Trust’s address, 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532. Such recommendation shall include the following information: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all shares of the Fund owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s); (C) any other information regarding each such person required by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the 1934 Act; (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if not an “interested person,” information regarding each nominee that will be sufficient for the Fund to make such determination; and (ii) the written and signed consent of any person to be nominated to be named as a nominee and to serve as a trustee if elected. In addition, the Trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a Trustee.

The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting process, the system of internal controls and audit process and for evaluating and appointing independent auditors (subject also to approval of the Board of Trustees). Messrs. DiSanto, Powers and Tucker serve on the Audit Committee.

Risk Oversight

As part of the general oversight of the Fund, the Board of Trustees is involved in the risk oversight of the Fund. The Board of Trustees has adopted and periodically reviews policies and procedures designed to address the Fund’s risks. Oversight of investment and compliance risk, including, if applicable, oversight of any Sub-Adviser, is performed primarily at the Board level in conjunction with the Adviser’s investment oversight group and the Trust’s Chief Compliance Officer (“CCO”), Ed Keiley.

Oversight of other risks also occurs at the committee level. The Adviser’s investment oversight group reports to the Board of Trustees at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to the Adviser and its operations and processes. The Board of Trustees reviews reports on the Fund’s and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund’s and the service providers’ compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Adviser the Fund’s major financial risk exposures and the steps the Adviser has taken to monitor and control these exposures, including the Fund’s risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Trust.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Board Diversification and Trustee Qualifications

As described above, the Nominating and Governance Committee of the Board of Trustees oversees matters related to the nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from the Adviser, the Sub-Adviser, underwriters or other service providers, including any affiliates of these entities.

Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a Trustee in light of the Trust’s business and structure.

Independent Trustees

Michael DiSanto has served as an attorney with the City of Naperville, Illinois since 2007, and currently serves as the City Attorney of Naperville. In this capacity, Mr. DiSanto oversees municipal matters for the city. Since 2013, Mr. DiSanto has served on the Elder Board of the Compass Church. Additionally, in 2012, Mr. DiSanto held the position of adjunct professor at Aurora University in Aurora, Illinois. Mr. DiSanto has served as a College Scholarship Board Member for the National Student Leadership Conference since 2018. Mr. DiSanto has served as a Trustee of the Amplify Funds since 2015. He currently serves as Chair of the Nominating and Governance Committee (since 2015) of the Amplify Funds.

Rick Powers is the Director, Department of Public Works, City of Peoria, Illinois, a position he has held since 2019. Previously, from 2014 to 2019, Mr. Powers served as Deputy Commissioner, Transportation with the State of Indiana, a position he has held since 2014. Additionally, from 2001 to 2014, Mr. Powers served as Director, Code Enforcement with the City of Indianapolis, Indiana. Mr. Powers has served as a Trustee of the Amplify Funds since 2015.

Mark Tucker is the sole member of Aspen Equity Partners, LLC, a company he founded in 2009 to serve as the managing member of several single-purpose limited liability companies that own and operate commercial property in Illinois, Wisconsin and Minnesota. Mr. Tucker has served as a Trustee of the Amplify Funds since 2015. He currently serves as Chair of the Audit Committee (since 2015) of the Amplify Funds.

Interested Trustees

Christian Magoon is Chair of the Board of Trustees of the Amplify Funds and Chief Executive Officer and President of Amplify Investments. Mr. Magoon has served as Chief Executive Officer of Magoon Capital and YieldShares, LLC, which he participated in founding in 2010 and 2013, respectively. Mr. Magoon has served as a Trustee of the Amplify Funds since 2015..

For the calendar year 2023, the Independent Trustee will be compensated based upon on the average assets under management in the Amplify Investments Fund Complex over trailing six month periods (ending the prior November 30 and May 31, respectively). Payments will be calculated by multiplying the Trust’s assets under management (in millions) by $15.84, then dividing this number by two for the six month retainer payment. The six-month retainer will be allocated equally among each Fund in the Amplify Investments Fund Complex. Trustees are also reimbursed for travel and out-of-pocket expenses incurred in connection with all meetings.

The following table sets forth the estimated compensation to be earned by each Independent Trustee (including reimbursement for travel and out-of-pocket expenses) for services to the Fund and the aggregate compensation paid to them for services to the Amplify Investments Fund Complex, for the fiscal year ended October 31, 2023. The Trust has no retirement or pension plans. The officers and Trustees who are “interested persons” as designated above serve without any compensation from the Trust. The Trust has no employees. Its officers are compensated by Amplify Investments.

Name of Trustee	Estimated Compensation from the Fund	Estimated Total Compensation from the Amplify Investments Fund Complex
Michael DiSanto	$___	$___
Rick Powers	$___	$___
Mark Tucker	$___	$___

The following table sets forth the dollar range of equity securities beneficially owned by the Interested and Independent Trustees in the Fund and all funds overseen by the Trustees in the Amplify Investments Fund Complex as of December 31, 2022:

Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Amplify Investments Fund Complex
Interested Trustees
Christian Magoon	None	_______
Independent Trustees
Michael DiSanto	None	_______
Rick Powers	None	_______
Mark Tucker	None	_______

As of _________, 2023 the Independent Trustees of the Trust and immediate family members did not own beneficially or of record any class of securities of an investment adviser or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

As of ________, 2023, the officers and Trustees, in the aggregate, owned less than 1% of the shares of the Fund.

Control Persons and Principal Holders of Securities

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. Control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control. Because the Fund has not yet commenced operations, as of the date of this Statement of Additional Information there were no control persons or principal holders owning any outstanding shares or beneficial interest of the Fund.

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of DTC participants, the table set forth as Exhibit B shows the percentage ownership of each DTC participant that owned of record, or beneficially, 5% or more of the outstanding shares of the Predecessor Fund. Shareholders having more than 25% beneficial ownership of a fund’s outstanding shares may be in control of such fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

Investment Adviser and Other Service Providers

Investment Adviser

Amplify Investments LLC, 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532, serves as the investment adviser to the Fund. Amplify Investments is a Delaware limited liability company with a sole member, Amplify Holding Company LLC. Amplify Investments discharges its responsibilities subject to the policies of the Board of Trustees. Amplify Investments also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

Pursuant to an investment management agreement between Amplify Investments and the Trust, on behalf of the Fund (the “Investment Management Agreement”), Amplify Investments will oversee the investment of the Fund’s assets and is responsible for paying all expenses of the Fund, excluding the fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions, acquired fund fees and expenses and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Predecessor Fund paid its investment adviser, ETF Managers Group LLC (“ETFMG”), an annual management fee equal to 0.68% of its average daily net assets. The Fund has agreed to pay Amplify Investments an annual management fee equal to 0.68% of its average daily net assets.

For services rendered during the fiscal periods set forth below, the following table sets forth the management fee paid by the Predecessor Fund to ETFMG.

Aggregate Advisory Fees Paid to Adviser
Fiscal year ended September 30, 2020	$268,788
Fiscal year ended September 30, 2021	$374,261
Fiscal year ended September 30, 2022	$254,728

Under the Investment Management Agreement, Amplify Investments shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Amplify Investments in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties. The Investment Management Agreement is in place for the original two year term, and thereafter only if approved annually by the Board of Trustees, including a majority of the Independent Trustees. The Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board of Trustees, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to Amplify Investments, or by Amplify Investments on 60 days’ written notice to the Fund.

Sub-Adviser

The Adviser has retained Penserra Capital Management LLC to serve as investment Sub-Adviser to the Fund.

Penserra is a New York limited liability company located at 4 Orinda Way, Suite 100-A, Orinda, California 94563. Penserra is controlled by George Madrigal, who serves as Managing Partner, and Dustin Lewellyn, who serves as Managing Director, who together own a majority interest in Penserra. Penserra’s affiliated broker-dealer, Penserra Securities LLC (“Penserra Securities”), also holds a minority interest in Penserra.

The Board of Trustees of the Trust, including the Independent Trustees, has approved an investment sub-advisory agreement between Amplify Investments, the Trust, on behalf of the Fund, and each Sub-Adviser (the “Sub-Advisory Agreement”). The Board of Trustees determined that each Sub-Advisory Agreement is in the best interests of the Fund in light of the services, expenses and such other matters as the Board of Trustees considered to be relevant in the exercise of its reasonable business judgment. Pursuant to the Sub-Advisory Agreement, the Sub-Adviser will recieve an annual sub-advisory fee equal to the greater of (1) $20,000 per annum or (2) 0.05% per annum of the average daily net assets of the Fund on the first $500 million, 0.04% on the next $500 million and 0.03% on assets over $1 billion, calculated daily and paid monthly. The Adviser is responsible for paying the entire amount of the Sub-Adviser’s fee for the Fund.

Portfolio Managers

The portfolio managers are primarily responsible for the day-to-day management of the Fund. There are currently three portfolio managers, as follows:

Dustin Lewellyn, CFA. Mr. Lewellyn has extensive background in institutional investment process with a specific focus on ETFs, such as the Funds. Mr. Lewellyn was a portfolio manager at BGI (now part of Blackrock), and he managed a number of international equity funds. Mr. Lewellyn also was head of ETF product management and product development at Northern Trust where he oversaw the build out and management of all areas of a new ETF business, including primary responsibility for the portfolio management process surrounding the ETFs. Mr. Lewellyn also built and ran a new ETF business for Charles Schwab, including having primary responsibility for the technology and investment process to support portfolio management for the ETFs. Mr. Lewellyn started a consulting business with a focus on ETFs and helped numerous new ETF sponsors, as well as service providers, understand the resource requirements to participate in the industry utilizing current best practices. Mr. Lewellyn holds a B.A. from University of Iowa and is a CFA Charterholder. He also holds security licenses 7, 63, 66 and 24.

Ernesto Tong, CFA. Mr. Tong worked for Barclays Global Investors and Blackrock prior to joining Penserra. During his time at Blackrock, Mr. Tong spent two years as an Index Research Analyst and seven years as a portfolio manager for a number of funds. As an Index Research Analyst, he was responsible for performing independent research and analysis to incorporate into Portfolio Management and Trading strategies and also developing and launching new indices and investment products, particularly in Latin America. As a portfolio manager, Mr. Tong managed $40 billion in global ETF assets and was responsible for all aspects of portfolio management across domestic and international portfolios. Mr. Tong was also responsible for launching, managing, and driving the local Latin American ETF products for the portfolio management group, focusing on Brazil, Colombia and Mexico. Mr. Tong holds a B.A. from the University of California, Davis and is a CFA Charterholder. He holds security licenses 7 and 63.

Anand Desai. Prior to joining the Sub-Adviser in 2015, Mr. Desai was an officer at State Street, where he had roles in portfolio accounting and client operations.

Compensation

Mr. Lewellyn’s portfolio management compensation includes a salary and discretionary bonus based on the profitability of the Penserra. No compensation is directly related to the performance of the underlying assets. Mr. Tong receives from Penserra a fixed base salary and discretionary bonus, and he is also eligible to participate in a retirement plan and to receive an equity interest in Penserra. Mr. Tong’s compensation is based on the performance and profitability of Penserra and his individual performance with respect to following a structured investment process. Mr. Desai receives from Penserra a fixed base salary and discretionary bonus, and is also eligible to participate in a retirement plan. Mr. Desai’s compensation is based on the performance and profitability of Penserra and his individual performance with respect to following a structured investment process.

The following table sets forth the dollar range of equity securities beneficially owned by the portfolio managers in the Fund as of _________, 2023:

Portfolio Manager	Dollar Range of Equity Securities in the Fund

Dustin Lewellyn	___
Ernesto Tong	___
Anand Desai	___

Accounts Managed by the Portfolio Managers

In addition to the Fund, each portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of ___________, _____.

Portfolio Manager	Registered Investment Companies Number of Accounts ($ assets)	Other Pooled Investment Vehicles Number of Accounts ($ assets)	Other Accounts Number of Accounts ($ Assets)
Dustin Lewellyn	____	____	____
Ernesto Tong	____	____	____
Anand Desai	____	____	____

Conflicts. The portfolio managers have day-to-day management responsibilities with respect to other investments accounts and, accordingly, may be presented with potential or actual conflicts of interest.

The management of other accounts may result in the portfolio manager devoting unequal time and attention to the management of the Fund and/or other accounts. In approving the Investment Advisory Agreement and respective Sub-Advisory Agreements, the Board was satisfied that the portfolio managers would be able to devote sufficient attention to the management of the Fund and that the Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of the portfolio managers.

With respect to securities transactions for the Fund, the applicable Sub-Adviser determines which broker to use to execute each transaction, consistent with its duty to seek best execution of the transaction. For buy or sell transactions considered simultaneously for the Fund and other accounts, orders are placed at the same time. Each Sub-Adviser uses its best efforts to ensure that no client is treated unfairly in relation to any other client over time in the allocation of securities or the order of the execution of transactions. Each Sub-Adviser generally allocates trades on the basis of assets under management so that the securities positions represent equal exposure as a percentage of total assets of each client. The Fund and client accounts are not generally invested in thinly traded or illiquid securities; therefore, conflicts in fulfilling investment opportunities are to some extent minimized. If an aggregated trade order is not substantially filled, it will generally be allocated pro rata.

Fund Administration

General Information. The administrator, fund accountant and transfer agent for the Fund is U.S. Bancorp Fund Services, LLC (“USBFS”,“Administrator”, “Fund Accountant” or “Transfer Agent”), which has its principal office at 615 East Michigan Street, Milwaukee, Wisconsin 53202 and is primarily in the business of providing administrative, fund accounting and stock transfer services to retail and institutional mutual funds. USBFS performs these services pursuant to three separate agreements, a fund administration servicing agreement, a fund accounting servicing agreement and a transfer agent servicing agreement.

Administration Agreement. Pursuant to the fund administration servicing agreement with the Trust (“Administration Agreement”), USBFS provides all administrative services necessary for the Fund, other than those provided by Amplify Investments, subject to the supervision of the Board of Trustees. USBFS employees generally will not be officers of the Fund for which they provide services.

The Administration Agreement is terminable by the Board or Amplify Investments on ninety (90) days’ written notice and may be assigned provided the non-assigning party provides prior written consent. The Administration Agreement shall remain in effect for three years from the date of its initial approval, unless amended, and its renewal is subject to approval of the Board for periods thereafter. The Administration Agreement provides that in the absence of the USBFS’ refusal or willful failure to comply with the Agreement or bad faith, negligence or willful misconduct on the part of USBFS, USBFS shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Agreement, USBFS provides all administrative services, including, without limitation: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of The Fund; (ii) overseeing the performance of administrative and professional services to the Fund by others, including the Fund’s custodian, as applicable; (iii) preparing, but not paying for, the periodic updating of the Fund’s Registration Statement, Prospectus and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, preparing the Fund’s tax returns, and preparing reports to the Fund’s shareholders and the SEC; (iv) calculation of yield and total return for the Fund; (v) monitoring and evaluating daily income and expense accruals, and sales and redemptions of Shares of the Fund; (vi) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its Shares under such laws; (vii) preparing notices and agendas for meetings of the Fund’s Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (viii) monitoring periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

Accounting Agreement. Pursuant to the fund accounting servicing agreement with the Trust (the “Fund Accounting Agreement”), USBFS provides the Fund with all accounting services, including, without limitation: (i) daily computation of NAV; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; and (v) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the custodian and Amplify Investments.

For the administrative and fund accounting services rendered to the Fund by USBFS, USBFS is paid an annual fee based on the average net assets of the Fund, subject to a minimum annual fee. Pursuant to the Funds’ unitary management fee structure, Amplify Investments is responsible for paying for the services provided by USBFS, and the Fund does not directly pay USBFS.

Transfer and Dividend Agent. USBFS acts as the Fund’s transfer and dividend agent. The Fund pays USBFS for its services as its transfer and dividend agent.

Custodian

U.S. Bank National Association, 1555 North Rivercenter Drive, Suite 302, Milwaukee, WI 53212, serves as custodian (the “Custodian”) for the Fund’s cash and securities. Pursuant to a custodian servicing agreement with the Fund (the “Custodian Agreement”), it is responsible for maintaining the books and records of the Fund’s portfolio securities and cash. The Custodian does not assist in, and is not responsible for, investment decisions involving the assets of the Fund.

Securities Lending Agents

The Fund may participate in securities lending arrangements whereby the Fund lends certain of its portfolio securities to brokers, dealers, and financial institutions (not with individuals) to receive additional income and increase the rate of return of its portfolio. U.S. Bank, N.A. serves as the Fund’s securities lending agent and is responsible for (i) negotiating the fees (rebates) of securities loans within parameters approved by the Board; (ii) delivering loaned securities to the applicable borrower(s), a list of which has been approved by the Board; (iii) investing any cash collateral received for a securities loan in investments pre-approved by the Board; (iv) receiving the returned securities at the expiration of a loan’s term; (v) daily monitoring of the value of the loaned securities and the collateral received; (vi) notifying borrowers to make additions to the collateral, when required; (vii) accounting and recordkeeping services as necessary for the operation of the securities lending program, and (viii) establishing and operating a system of controls and procedures to ensure compliance with its obligations under the Fund’s securities lending program.

Distributor

Foreside Fund Services, LLC (the“Distributor”) serves as distributor and principal underwriter of the Creation Units of the Fund. Its principal address is Three Canal Plaza, Suite 100, Portland, ME 04101. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund shares. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Units, as described below under the heading “Creation and Redemption of Creation Units.”

Amplify Investments may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares. Amplify Investments’ available resources to make these payments include profits from advisory fees received from the Fund. The services Amplify Investments may pay for include, but are not limited to, advertising and attaining access to certain conferences and seminars, as well as being presented with the opportunity to address investors and industry professionals through speeches and written marketing materials.

Since the inception of the Fund, there has been no underwriting commissions with respect to the sale of Fund shares, and the Distributor did not receive compensation on redemptions for the Fund for that period.

12b-1 Plan. The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) pursuant to which the Fund may reimburse the Distributor up to a maximum annual rate of 0.25% of its average daily net assets. The Fund does not currently pay, and the Fund has no current intention to pay, 12b-1 fees.

However, in the event 12b-1 fees are charged in the future, under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. With the exception of the Distributor and its affiliates, no “interested person” of the Trust (as that term is defined in the 1940 Act) and no Trustee of the Trust has a direct or indirect financial interest in the operation of the Plan or any related agreement.

Aggregations. Shares of the Fund in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to Authorized Participants purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees; or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with participants that utilize the facilities of the Depository Trust Company (the “DTC Participants”), which have international, operational, capabilities and place orders for Creation Units of the Fund’s shares. Participating Parties (as defined in “Procedures for Creation of Creation Units” below) shall be DTC Participants (as defined in “DTC Acts as Securities Depository for Fund Shares” below).

Exchange. The only relationship that the Exchange has with Amplify Investments or the Distributor in connection with the Fund is that the Exchange lists the shares of the Fund pursuant to its listing agreement with the Trust. The Exchange is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the shares of the Fund or in the determination or calculation of the net asset value of the Fund. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Fund.

Brokerage Allocations

The Sub-Adviser are responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of the Sub-Adviser to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to Amplify Investments and its clients. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Fund’s futures transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, the Sub-Adviser consider, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition.

Section 28(e) of the 1934 Act permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Such brokerage and research services are often referred to as “soft dollars.” The Sub-Adviser have advised the Board of Trustees that they do not currently intend to use soft dollars.

Notwithstanding the foregoing, in selecting brokers, the Sub-Adviser may in the future consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Sub-Adviser determine in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Sub-Adviser or the Trust. In addition, the Sub-Adviser must determine that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The Investment Management Agreement provides that such higher commissions will not be paid by the Fund unless the Adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Fund to Amplify Investments under the Investment Management Agreement would not be reduced as a result of receipt by Amplify Investments of research services.

The Sub-Adviser place portfolio transactions for other advisory accounts advised by them, and research services furnished by firms through which the Fund effects securities transactions may be used by the Sub-Adviser in servicing all of their accounts; not all of such services may be used by the Sub-Adviser in connection with the Fund. The Sub-Adviser believe it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) advised by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Sub-Adviser believe such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. The Sub-Adviser seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Sub-Adviser are the respective investment objectives, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

The following table sets forth the amount the Predecessor Fund paid in brokerage commissions for the specified periods. The aggregate brokerage commissions increased significantly during the fiscal year ended September 30, 2021 due primarily to a higher level of portfolio turnover during the fiscal year.

Brokerage Commissions
Fiscal year ended September 30, 2020	$43,484
Fiscal year ended September 30, 2021	$7,766
Fiscal year ended September 30, 2022	$7,618

Additional Information

Book Entry Only System. The following information supplements and should be read in conjunction with the Prospectus.

DTC Acts as Securities Depository for Fund Shares. Shares of the Fund are represented by securities registered in the name of The Depository Trust Company (“DTC”) or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities, certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (the “NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to a letter agreement between DTC and the Trust, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, as the registered holder of all Fund shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Policy Regarding Disclosure of Portfolio Holdings. The Trust has adopted a policy regarding the disclosure of information about the Fund’s portfolio holdings. The Board of Trustees must approve all material amendments to this policy. The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated each day the NYSE is open for trading via the National Securities Clearing Corporation (“NSCC”). The Fund’s current portfolio holdings are also available on a daily basis at http://www.amplifyetfs.com. The Trust, Amplify Investments and the Distributor will not disseminate non-public information concerning the Trust.

Quarterly Portfolio Schedule. The Trust is required to disclose on a quarterly basis the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-PORT. Form N-PORT for the Trust is available on the SEC’s website at https://www.sec.gov. The Fund’ Form N-PORT may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Trust’s Forms N-PORT are available without charge, upon request, by calling 1-855-267-3837 or by writing to Amplify ETF Trust, 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532.

Codes of Ethics. In order to mitigate the possibility that the Fund will be adversely affected by personal trading, the Trust, Amplify Investments, the Sub-Adviser and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal accounts access persons, Trustees and others who normally come into possession of information on portfolio transactions. Personnel subject to the Codes of Ethics may invest in securities that may be purchased or held by the Fund; however, the Codes of Ethics require that each transaction in such securities be reviewed by the Compliance Department. These Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policies and Procedures

The Trust has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently with the best interests of the Fund.

The Board has delegated to Amplify Investments the proxy voting responsibilities for the Fund and has directed Amplify Investments to vote proxies consistent with the Fund’s best interests. In order to facilitate the proxy voting process, Broadridge Investor Communication Solutions, Inc. (“Broadridge”) has been retained to provide access to a selection of third-party providers that are available to provide proxy vote recommendations and research. Votes are cast through the Broadridge ProxyEdge® platform (“ProxyEdge”). With the assistance of Broadridge, Egan-Jones Proxy Services (“Egan-Jones”) has been selected to provide vote recommendations based on its own internal guidelines. The services provided to Amplify Investments through Egan-Jones include access to Egan-Jones’ research analysis and their voting recommendations. Services provided to Amplify Investments through ProxyEdge include receipt of proxy ballots, vote execution based upon the recommendations of Egan-Jones, access to the voting recommendations of Egan-Jones, as well as reporting, auditing, working with custodian banks, and consulting assistance for the handling of proxy voting responsibilities. ProxyEdge also maintains proxy voting records and provides Amplify Investments with reports that reflect the proxy voting activities of client portfolios.

The fundamental guideline followed by Amplify Investments in voting proxies is to make every effort to confirm that the manner in which shares are voted is in the best interest of clients and the value of the investment. Absent special circumstances of the types described below, it is the policy of Adviser to exercise its proxy voting discretion in accordance with the Egan-Jones Proxy Voting Principles and Guidelines set forth in Exhibit A.

Creation and Redemption of Creation Units

General

ETFs, such as the Fund, generally issue and redeem their shares in primary market transactions through a creation and redemption mechanism and do not sell or redeem individual shares. Instead, financial entities, known as “Authorized Participants,” have contractual arrangements with an ETF or one of the ETF’s service providers to purchase and redeem ETF shares directly with the ETF in large blocks of shares known as “Creation Units.” Prior to start of trading on each business day, an ETF publishes through the NSCC the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the ETF’s shares. An Authorized Participant that wishes to effectuate a creation of an ETF’s shares deposits with the ETF the “basket” of securities, cash or other assets identified by the ETF that day, and then receives the Creation Unit of the ETF’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the ETF’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of ETF shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in ETF shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of ETF shares at or close to the NAV per share of the ETF.

An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC that has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase or redemption of Creation Units (a “Participant Agreement”). Orders to purchase Creation Units must be delivered through an Authorized Participant that has executed a Participant Agreement and must comply with the applicable provisions of such Participant Agreement. Investors wishing to purchase or sell shares generally do so on an exchange. Institutional investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant.

A “Business Day” is generally any day on which the NYSE, the Exchange and the Trust are open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Business Day on which an order to purchase or redeem Creation Units is received in proper form is referred to as the “Transmittal Date.”

Basket Composition and Custom Baskets

Rule 6c-11(c)(3) under of the 1940 Act requires an ETF relying on the exemptions offered by Rule 6c-11 to adopt and implement written policies and procedures governing the construction of baskets and the process that the ETF will use for the acceptance of baskets. In general, in connection with the construction and acceptance of baskets, the Adviser may consider various factors, including, but not limited to: (1) whether the securities, assets and other positions comprising a basket are consistent with the ETF’s investment objective(s), policies and disclosure; (2) whether the securities, assets and other positions can legally and readily be acquired, transferred and held by the ETF and/or Authorized Participant(s), as applicable; (3) whether to utilize cash, either in lieu of securities or other instruments or as a cash balancing amount; and (4) in the case of an ETF that tracks an index, whether the securities, assets and other positions aid index tracking.

The Fund may utilize a pro-rata basket or a custom basket in reliance on Rule 6c-11. A “pro-rata basket” is a basket that is a pro rata representation of the ETF’s portfolio holdings, except for minor deviations when it is not operationally feasible to include a particular instrument within the basket, except to the extent that the Fund utilized different baskets in transactions on the same Business Day.

Rule 6c-11 defines “custom baskets” to include two categories of baskets. First, a basket containing a non-representative selection of the ETF’s portfolio holdings would constitute a custom basket. These types of custom baskets include, but are not limited to, baskets that do not reflect: (i) a pro rata representation of the Fund’s portfolio holdings; (ii) a representative sampling of an ETF’s portfolio holdings; or (iii) changes due to a rebalancing or reconstitution of an ETF’s securities market index, if applicable. Second, if different baskets are used in transactions on the same Business Day, each basket after the initial basket would constitute a custom basket. For example, if an ETF exchanges a basket with either the same or another Authorized Participant that reflects a representative sampling that differs from the initial basket, that basket (and any such subsequent baskets) would be a custom basket. Similarly, if an ETF substitutes cash in lieu of a portion of basket assets for a single Authorized Participant, that basket would be a custom basket. The Adviser’s Rule 6c-11 Committee defines any deviation from a pro-rata basket to be a “custom basket.” Rebalancing and reconstitution baskets do not constitute custom baskets. All cash baskets that are the initial basket on a Business Day also do not constitute custom baskets.

Under a variety of circumstances, an ETF and its shareholders may benefit from the flexibility afforded by custom baskets. In general terms, the use of custom baskets may reduce costs, increase efficiency and improve trading. Because utilizing custom baskets provides a way for an ETF to add, remove and re-weight portfolio securities without transacting in the market, it may help the ETF to avoid transaction costs and adverse tax consequences. Rule 6c-11 provides an ETF with flexibility to use “custom baskets” if the ETF has adopted written policies and procedures that: (1) set forth detailed parameters for the construction and acceptance of custom baskets that are in the best interests of the ETF and its shareholders, including the process for any revisions to, or deviations from, those parameters; and (2) specify the titles or roles of employees of the ETF’s investment adviser who are required to review each custom basket for compliance with those parameters.

The use of baskets that do not correspond to pro rata to an ETF’s portfolio holdings has historically created concern that an Authorized Participant could take advantage of its relationship with an ETF and pressure the ETF to construct a basket that favors an Authorized Participant to the detriment of the ETF’s shareholders. For example, because ETFs rely on Authorized Participants to maintain the secondary market by promoting an effective arbitrage mechanism, an Authorized Participant holding less liquid or less desirable securities potentially could pressure an ETF into accepting those securities in its basket in exchange for liquid ETF shares (i.e., dumping). An Authorized Participant also could pressure the ETF into including in its basket certain desirable securities in exchange for ETF shares tendered for redemption (i.e., cherry-picking). In either case, the ETF’s other investors would be disadvantaged and would be left holding shares of an ETF with a less liquid or less desirable portfolio of securities. The Adviser has adopted policies and procedures designed to mitigate these concerns but there is ultimately no guarantee that such policies and procedures will be effective.

Basket Dissemination

Basket files are published for consumption through the NSCC, a subsidiary of Depository Trust & Clearing Corporation, and can be utilized for pricing, creations, redemptions, rebalancing and custom scenarios. In most instances, pro rata baskets are calculated and supplied by the ETF’s custodial bank based on ETF holdings, whereas non-pro rata, custom and forward-looking pro rata baskets are calculated by a fund’s investment adviser and disseminated by the ETF’s custodial bank through the NSCC process. Prior to the opening of business of the Exchange (currently 9:30 a.m., Eastern Time), the Fund publishes this information for the day subject to correction of any errors) and is made available through the NSCC to effectuate creations or redemptions of Creation Units of the Fund until the next list is announced on the next Business Day.

Placement of Creation or Redemption Orders

All orders to purchase or redeem Creation Units are to be governed according to the applicable Participant Agreement that each Authorized Participant has executed. In general, all orders to purchase or redeem Creation Units must be received by the transfer agent in the proper form required by the Participant Agreement no later than the closing time of the regular trading session of the NYSE (ordinarily 4:00 p.m. Eastern Time) on each day the NYSE is open for business (the “Closing Time”) in order for the purchase or redemption of Creation Units to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. At its discretion, the Fund may also require an Authorized Participant to submit orders to purchase or redeem Creation Units be placed earlier in the day (such as instances where an applicable market for a security comprising a creation or redemption basket closes earlier than usual).

All orders from investors who are not Authorized Participants to create Creation Units shall be placed with an Authorized Participant, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Units of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those persons placing orders should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Instruments (as defined below) and Cash Component (as defined below). Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the end of the Order Window. Order for Creation Units that are effected outside of the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. The delivery of Creation Units created through the Clearing Process will ocurr no later than the second Business Day following the Transmittal Date (T+2).

A “Deposit Instrument” (an in-kind deposit of a designated portfolio of securities and other instruments) must be delivered to the Trust through DTC or NSCC, and Deposit Instruments which are non-U.S. securities, if applicable, must be delivered to an account maintained at the applicable local subcustodian of the Trust on or before the International Contractual Settlement Date, as defined below. If a Deposit Security is an ADR or similar domestic instrument, it may be delivered to the Custodian. Deposit Instruments must be delivered to the Fund through the applicable processes set forth in the Participant Agreement.

Beneficial Owners of the Fund’s shares may sell their shares in the secondary market, but must accumulate enough shares to constitute a Creation Unit to redeem through the Fund. The Fund will not redeem shares in amounts less than Creation Units and there can be no assurance that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur customary brokerage and other costs in connection with assembling a sufficient number of the Fund’s shares to constitute a redeemable Creation Unit. Redemption requests must be placed by or through an Authorized Participant. Creation Units will be redeemable at their NAV per Creation Unit next determined after receipt of a request for redemption by the Fund.

In connection with taking delivery of shares of non-U.S. Fund Securities, if applicable, upon redemption of shares of the Fund, a redeeming Beneficial Owner, or Authorized Participant acting on behalf of such Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account the Fund Securities will be delivered.

To the extent contemplated by an Authorized Participant’s agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund’s transfer agent, the transfer agent will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) at least equal to 102% (105% for international securities), which Amplify Investments may change from time to time, of the value of the missing shares.

Purchase and Issuance of Creation Units

The consideration for purchase of a Creation Unit of shares of the Fund generally consists of Deposit Instruments and an amount of cash computed as described below (the “Cash Component” sometimes also referred to as the “Balancing Amount”). Together, the Deposit Instruments (and/or any cash with respect to cash purchases and cash-in-lieu amounts) and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the “Deposit Amount” (an amount equal to the aggregate market value of the Deposit Instruments and/or cash in lieu of all or a portion of the Deposit Instruments).

A Creation Unit will generally not be issued until the transfer of good title to the applicable Fund of the Deposit Instruments and the payment of the Cash Component, the Creation Transaction Fee (as discussed below) and any other required cash amounts have been completed. To the extent contemplated by the applicable Participant Agreement, Creation Units of the Fund will be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Instruments as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 102% (105% for international securities) which Amplify Investments may change from time to time of the value of the missing Deposit Instruments. Such cash collateral must be delivered no later than 2:00 p.m., Eastern Time, on the contractual settlement date. The Participant Agreement will permit the Fund to use such collateral to buy the missing Deposit Instruments at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the applicable Fund of purchasing such securities and the value of the collateral.

Delivery of Redemption Proceeds

Deliveries of securities to Authorized Participants in connection with redemption orders are generally expected to be made within two Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for the Fund may take longer than two Business Days after the day on which the redemption request is received in proper form. Section 22(e) of the 1940 Act generally prohibits a registered open-end management investment company from postponing the date of satisfaction of redemption requests for more than seven days after the tender of a security for redemption. This prohibition can cause operational difficulties for ETFs that hold foreign investments and exchange in-kind baskets for Creation Units. For example, local market delivery cycles for transferring foreign investments to redeeming investors, together with local market holiday schedules, can sometimes require a delivery process in excess of seven days. However, Rule 6c-11 grants relief from Section 22(e) to permit an ETF to delay satisfaction of a redemption request for more than seven days if a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming Authorized Participants, or the combination thereof prevents timely delivery of the foreign investment included in the ETF’s basket. Under this exemption, an ETF must deliver foreign investments as soon as practicable, but in no event later than 15 days after the tender to the ETF. The exemption therefore will permit a delay only to the extent that additional time for settlement is actually required, when a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming authorized participants prevents timely delivery of the foreign investment included in the ETF’s basket. If a foreign investment settles in less than 15 days, Rule 6c-11 requires an ETF to deliver it pursuant to the standard settlement time of the local market where the investment trades. Rule 6c-11 defines “foreign investment” as any security, asset or other position of the ETF issued by a foreign issuer (as defined by Rule 3b-4 under the 1934 Act), and that is traded on a trading market outside of the United States. This definition is not limited to “foreign securities,” but also includes other investments that may not be considered securities. Although these other investments may not be securities, they may present the same challenges for timely settlement as foreign securities if they are transferred in kind.

The redemption proceeds for a Creation Unit generally consist of the Deposit Instruments—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the net asset value of the Fund shares (per Creation Unit) being redeemed, as next determined on the Transmittal Date after receipt of a request in proper form on the Submission Date, and the aggregate market value of the Deposit Instruments (the “Cash Redemption Amount”), less the applicable Redemption Transaction Fee (as described below) and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. In the event that the Deposit Instruments have an aggregate market value greater than the net asset value of the Fund’s shares (per Creation Unit), a compensating cash payment equal to the difference plus the applicable Redemption Transaction Fee and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes, is required to be made by or through an Authorized Participant by the redeeming shareholder.

Creation and Redemption Orders Outside the Clearing Process

As described above, the Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Trust, the Distributor and the Administrator. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Submission Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., Eastern Time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Instruments to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Administrator through the Federal Reserve wire system in a timely manner so as to be received by the Administrator no later than 2:00 p.m., Eastern Time, on the next Business Day immediately following the Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor during the Order Window on the Submission Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Administrator does not receive both the requisite Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created will occur no later than the second Business Day following the Transmittal Date (T+2).

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Instruments as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the Transmittal Date in proper form since in addition to available Deposit Instruments, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 102% (105% for international securities) of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order shall be deemed to be received on the Submission Date provided that the order is placed in proper form during the Order Window on such date and federal funds in the appropriate amount are deposited with the Administrator by 11:00 a.m., Eastern Time, on the Business Day following the Transmittal Date. If the order is not placed in proper form during the Order Window on the Submission Date or federal funds in the appropriate amount are not received by 11:00 a.m. on the Business Day following the Transmittal Date, then the order may be deemed to be rejected and the investor shall be liable to the Trust for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Instruments to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 102% (105% for international securities) of the daily marked to market value of the missing Deposit Instruments. To the extent that missing Deposit Instruments are not received by 1:00 p.m., Eastern Time, on the second Business Day following the Transmittal Date or in the event a mark to market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Instruments. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Instruments exceeds the market value of such Deposit Instruments on the Transmittal Date by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Instruments have been properly received by the Administrator or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. The delivery of Creation Units of the applicable Fund so created will occur no later than the second Business Day following the Transmittal Date. However, as discussed in the section below, the Fund reserves the right to settle Creation Unit transactions on a basis other than the second Business Day following the Transmittal Date to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting from unsettled orders.

Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator during the Order Window on the Submission Date; (ii) such order is accompanied or proceeded by the requisite number of shares of the applicable Fund and/or the Cash Redemption Amount specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m. and 2:00 p.m., respectively, Eastern Time, on the next Business Day following the Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Administrator has deemed an order for redemption outside the Clearing Process received, the Administrator will initiate procedures to transfer the requisite Fund Securities, which are expected to be delivered within two Business Days, and/or the Cash Redemption Amount to the Authorized Participant, on behalf of the redeeming Beneficial Owner, by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Administrator according to the Fund’s established evaluation procedures computed on the Transmittal Date. Therefore, if a redemption order in proper form is submitted to the Administrator by a DTC Participant during the Order Window on the Submission Date, and the requisite number of shares of the Fund are delivered to the custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and/or the Cash Redemption Amount to be delivered will be determined by the Administrator on such Transmittal Date. If, however, a redemption order is submitted to the Administrator by a DTC Participant during the Order Window on the Submission Date, but either (1) the requisite number of shares of the Fund are not delivered by the DTC Cut-Off-Time as described above on the next Business Day following the Transmittal Date or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Submission Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Administrator, i.e., the Business Day on which the shares of the Fund are delivered through DTC to the Administrator by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined on the Transmittal Date (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of shares of the Fund to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions. The Trust also reserves the right to offer an “all cash” option for redemptions of Creation Units for the Fund.

Creation Transaction Fees

The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various facts-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket. The creation transaction fee charged by the Fund in connection with purchases of Creation Units is detailed below. The creation transaction fee listed below for the Fund is current as of the date of this SAI and is subject to change. In addition to this fee, the Fund may also charge up to a 2% variable fee on the creation of Creation Units.

Creation Transaction Fe
Fund	Fee
Amplify Global Cloud Technology ETF	$750

Redemption Transaction Fees

The Fund imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various facts-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed. The redemption transaction fee charged in connection with redemptions of Creation Units for the Fund is detailed below. The redemption transaction fee listed below for the Fund is current as of the date of this SAI and is subject to change. In addition to this fee, the Fund may also charge up to a 2% variable fee on the redemption of Creation Units.

Redemption Transaction Fee
Fund	Fee
Amplify Global Cloud Technology ETF	$750

Suspension of Creations

The SEC has stated its position that an ETF generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time. The SEC has also stated that an ETF could not set transaction fees so high as to effectively suspend the issuance of Creation Units. The Fund will accept all orders for Creation Units that are in good order. Circumstances under which the Fund may not accept a creation order include, but are not limited to: (i) the order is not in proper form; (ii) the purchaser or group of related purchasers, upon obtaining the Creation Units of Fund shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the required consideration is not delivered; (iv) the acceptance of the Fund Deposit would, in the opinion of the Fund, be unlawful; or (v) there exist circumstances outside the control of the Fund that make it impossible to process orders of Creation Units for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Fund, the Adviser, the Distributor, DTC, NSCC, the transfer agent, the custodian, any sub-custodian or any other participant in the purchase process; and similar extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of the rejection of the order of such person. The Trust, the Fund, the Transfer Agent, the custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits, nor shall any of them incur any liability for the failure to give any such notification.

Suspension of Redemptions

An ETF may suspend the redemption of Creation Units only in accordance with Section 22(e) of the 1940 Act. Section 22(e) stipulates that no registered investment company shall suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption of any redeemable security in accordance with its terms for more than seven days after the tender of such security to the company or its agent designated for that purpose for redemption, except (1) for any period (A) during which the NYSE is closed other than customary week-end and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the investment company of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for such company fairly to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of security holders of the investment company.

Exceptions to Use of Creation Units

Under Rule 6c-11 of the 1940 Act, ETFs are permitted to sell or redeem individual shares on the day of consummation of a reorganization, merger, conversion, or liquidation. In these limited circumstances, an ETF may need to issue or redeem individual shares and may need to transact without utilizing Authorized Participants.

Regular Holidays

The Fund generally intends to effect deliveries of Creation Units and securities in its portfolio (“Portfolio Securities”) on a basis of “T” plus two Business Days (i.e., days on which the NYSE is open). The Fund may effect deliveries of Creation Units and portfolio securities on a basis other than “T” plus two in order to accommodate local holiday schedules, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within two Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable non-U.S. market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.

The longest redemption cycle for the Fund is a function of the longest redemption cycle among the countries whose securities comprise the Fund. The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for the Fund in certain circumstances. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver the redemption proceeds in any given year is not expected to exceed 14 days. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

Federal Tax Matters

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Subject to certain reasonable cause and de minimis exceptions, if the Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

Distributions

Dividends that qualify as “exempt-interest dividends” generally are excluded from gross income for federal income tax purposes. Some or all of the exempt-interest dividends, however, may be taken into account in determining a shareholder’s alternative minimum tax and may have other tax consequences (e.g., they may affect the amount of a shareholder’s social security benefits that are taxed). Other dividends paid out of the Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from the Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. Dividends received by the Fund from foreign corporations are qualifying dividends eligible for this lower tax rate only in certain circumstances.

The Fund will provide notice to its shareholders of the amount of any distributions that may be taken into account as a dividend, which is eligible for the capital gains tax rates. The Fund cannot make any guarantees as to the amount of any distribution, which will be regarded as a qualifying dividend.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to net investment income if the taxpayer’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals. Interest that is excluded from gross income and exempt-interest dividends from the Fund are generally not included in net investment income for purposes of this tax.

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be reported by the Fund as being eligible for the dividends received deduction.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a tax basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. An election may be available to shareholders to defer recognition of capital gain if they make certain qualifying investments within a limited time. Shareholders should talk to their tax advisor about the availability of this deferral election and its requirements.

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be disallowed to the extent of the exempt-interest dividends the shareholder received, except in the case of a regular dividend paid by the Fund if the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90 percent of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. To the extent, if any, it is not disallowed, it will be recharacterized as long-term capital loss to the extent of any capital gain dividend received.

Taxes on Purchase and Redemption of Creation Units

If a shareholder exchanges securities for Creation Units the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder’s aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Nature of Fund Investments

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and (vi) adversely alter the characterization of certain complex financial transactions.

Investments in Certain Non-U.S. Corporations

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a non-U.S. trust or estate, a non-U.S. corporation or non-U.S. partnership (“non-U.S. shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business; (ii) holds financial assets for the account of others as a substantial portion of its business; or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a option) in such securities, partnership interests or commodities. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, non-U.S. governments, international organizations, or non-U.S. central banks) will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner.  This withholding tax is also scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.

In addition, capital gain distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income, generally not including exempt-interest dividends, and capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Capital Loss Carryforward

Net capital gains of the Fund that are available for distribution to shareholders will be computed by taking into account any applicable capital loss carryforward.

As of September 30, 2022, the Predecessor Fund had accumulated capital loss carryovers of:

Capital Loss Carryover Short Term	Capital Loss Carryover Long Term	Expires
$(2,506,670)	$(8,370,316)	Indefinite

Treatment of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

Non-U.S. Tax Credit

Because the Fund may invest in non-U.S. securities, the tax statement that you receive may include an item showing non- U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Other Taxation

Fund shareholders may be subject to state, local and non-U.S. taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Determination of Net Asset Value

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.”

The per share net asset value of the Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third party pricing services. Under normal circumstances, daily calculation of the net asset value will utilize the last closing price of each security held by the Fund at the close of the market on which such security is principally listed. In determining net asset value, portfolio securities for the Fund for which accurate market quotations are readily available will be valued by the Fund accounting agent as follows:

(1)     Common stocks and other equity securities listed on any national or foreign exchange other than NASDAQ and the London Stock Exchange Alternative Investment Market (“AIM”) will be valued at the last sale price on the business day as of which such value is being determined. Securities listed on NASDAQ or AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on NASDAQ and AIM, the securities are valued at the midpoint between the most recent bid and ask prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

(2)     Securities traded in the OTC market are valued at the midpoint between the bid and asked price, if available, and otherwise at their closing bid prices.

In addition, the following types of securities will be valued as follows:

(1)     Fixed income securities with a remaining maturity of 60 days or more will be valued by the fund accounting agent using a pricing service. When price quotes are not available, fair value is based on prices of comparable securities.

(2)     Fixed income securities maturing within 60 days are valued by the Fund accounting agent on an amortized cost basis.

(3)     Options will be valued at the last published price on the relevant exchange.

The value of any portfolio security held by the Fund for which market quotations are not readily available will be determined by Amplify Investments in a manner that most fairly reflects fair market value of the security on the valuation date, based on a consideration of all available information.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the 1933 Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of Fund net asset value (as may be the case in foreign markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the current “fair value” of an issue of securities would appear to be the amount, that the owner might reasonably expect to receive for them upon their current sale. A variety of factors may be considered in determining the fair value of such securities. The SEC adopted Rule 2a-5 under the 1940 Act, which went into effect on March 8, 2021. Rule 2a-5 addresses a board’s valuation policies and the role of the board with respect to the fair value of a fund’s investments. It further provides requirements for determining fair value in good faith under the 1940 Act. The securities held by the Fund are valued in accordance with the policies and procedures established by Amplify Investments as the “Valuation Designee” pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Board of Trustees (the “Valuation Procedures”). If market quotations are not readily available or are not reliable, the securities or other assets of the Fund will be valued at their fair value as determined in good faith by the Valuation Designee in accordance with the Valuation Procedures.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s net asset value and the prices used in secondary market transactions.

Because foreign markets may be open on different days than the days during which a shareholder may purchase the shares of the Fund, the value of the Fund’s investments may change on the days when shareholders are not able to purchase the shares of the Fund.

The Fund may suspend the right of redemption for the Fund only under the following unusual circumstances: (i) when the NYSE is closed (other than weekends and holidays) or trading is restricted; (ii) when trading in the markets normally utilized is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or determination of its net assets is not reasonably practicable; or (iii) during any period when the SEC may permit.

Dividends and Distributions

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Dividends from net investment income of the Fund, if any, are declared and paid at least annually. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions of Fund shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their brokers in order to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Miscellaneous Information

Counsel. Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, is counsel to the Trust.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the Fund’s independent registered public accounting firm. The firm audits the Fund’s financial statements and performs other audit and non-audit related audit services.

Performance Information

To obtain the Fund’s most current performance information, please call (855) 267-3837 or visit the Fund’s website at www.amplifyetfs.com. From time to time, the Fund’s performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Fund’s past performance and should not be considered as representative of future results. The Fund will calculate its performance in accordance with the requirements of the rules and regulations under the 1940 Act, as they may be revised from time to time.

Financial Statements

The Trust’s independent registered public accounting firm, Cohen & Company, Ltd., audits and reports on the Fund’s annual financial statements. The Fund has adopted the financial statements of the Predecessor Fund. The audited financial statements and notes thereto in the Predecessor Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2022 (the “Annual Report”) and unaudited financial statements and notes thereto in the Predecessor Fund’s Semi-Annual Report to Shareholders for the fiscal period ended March 31, 2023 (the “Semi-Annual Report”) are incorporated by reference into this SAI. The financial statements include the “Schedule of Investments”, “Statement of Assets and Liabilities”, “Statement of Operations”, “Statements of Changes in Net Assets”, “Financial Highlights” and “Notes to Financial Statements”. No other parts of the Annual Report or Semi-Annual Report are incorporated by reference herein. The financial statements included in the 2022 Annual Report have been audited by WithumSmith+Brown, PC., the Predecessor Fund’s independent registered public accounting firm, whose report thereon also appears in the 2022 Annual Report and is incorporated by reference into this SAI. A copy of the 2022 Annual Report and 2023 Semi-Annual Report may be obtained upon request and without charge by writing or by calling the Adviser, at the address and telephone number on the back cover of the Prospectus.

Exhibit A - Proxy Voting Guidelines

Egan-Jones Proxy Services
Standard Proxy Voting
Principles and Guidelines

Egan-Jones Proxy Voting Principles

Introduction

Our Proxy Voting Principles serve as the background for our Proxy Voting Guidelines, which, in turn, act as general guidelines for the specific recommendations that we make with respect to proxy voting. It is important to recognize that such principles are not intended to dictate but guide. Certain of the principles may be inappropriate for a given company, or in a given situation. Additionally, the principles are evolving and should be viewed in that light. Our principles are and will be influenced by current and forthcoming legislation, rules and regulations, and stock exchange rules. Examples include:

•	the Sarbanes-Oxley Act of 2002 and implementing rules promulgated by the U.S. Securities & Exchange Commission
•	revised corporate governance listing standards of the New York Stock Exchange and resulting SEC rules
•	corporate governance reforms and subsequent proposed rule filings made with the SEC by The NASDAQ Stock Market, Inc. and resulting SEC rules

In general:

•	Directors should be accountable to shareholders, and management should be accountable to directors.

•	Information on the Company supplied to shareholders should be transparent.

•	Shareholders should be treated fairly and equitably according to the principle of one share, one vote.

Principles

A. Director independence

It is our view that:

•	A two-thirds majority of the board should be comprised of independent directors.
•	Independent directors should meet alone at regularly scheduled meetings, no less frequently than semi-annually, without the Chief Executive Officer or other non-independent directors present.
•	When the Chairman of the Board also serves as the Company’s Chief Executive Officer, the board should designate one independent director to act as a leader to coordinate the activities of the other independent directors.
•	Committees of the board dealing with the following responsibilities should consist only of independent directors: audit, compensation, nomination of directors, corporate governance, and compliance.

•	No director should serve as a consultant or service provider to the Company.
•	Director compensation should be a combination of cash and stock in the Company, with stock constituting a significant component.

In our opinion, an independent director, by definition, has no material relationship with the Company other than his or her directorship. This avoids the potential for conflict of interest. Specifically such director:

•	should not have been employed by the Company or an affiliate within the previous five years.
•	should not be an immediate family member of an individual who is, or at any time during the past five years was, employed by the company as an executive officer.
•	should not be the founder of the Company.
•	should not be a director of the Company serving in an ex officio capacity.
•	should not be a member of the Company’s Board of Directors for 10 years or more, however, a director who is a diverse nominee may be exempted from this rule on the case-by-case basis. Furthermore, a nominee whose tenure on the Board hasn’t reached 10 years by the date of the meeting or up to 90 days after and provided the company discloses exact appointment date, will be exempted from this rule.
•	should have no services contract regarding such matters as aircraft rental contract, real property lease or similar contract with the Company or affiliate, or with a member of the Company’s senior management or provide legal or consulting services to the Company within the previous three years.
•	should not be employed by a public company at which an executive officer of the Company serves as a director, and thereby be part of an interlocking relationship.
•	should not be a member of the immediate family (spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone other than domestic employees who share such person’s home) of any director described above.
•	a director who receives, or whose immediate family member receives, more than $120,000 per year in direct compensation (base salary plus cash bonus) from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until three years after he or she ceases to receive more than $120,000 per year in such compensation.
•	a director who is an executive officer or an employee, or whose immediate family member is an executive officer, of another company (other than a utility) or non-profit organization that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of the recipient company’s consolidated gross revenues, is not “independent” until three years after falling below such threshold. However, the existence of a credit agreement between a bank and the Company shall not affect the independence of a director who is an executive of that bank within the previous three years.

Alternate members of key committees will be subject to the same independence criteria as regular members.

B. Board operating procedures

•	The board should adopt a written statement of its governance principles, and regularly re-evaluate them.
•	Independent directors should establish performance criteria and compensation incentives for the Chief Executive Officer, and regularly review his or her performance against such criteria. Such criteria should align the interests of the CEO with those of shareholders, and evaluate the CEO against peer groups.

•	The independent directors should be provided access to professional advisers of their own choice, independent of management.
•	The board should have a CEO succession plan, and receive periodic reports from management on the development of other members of senior management.
•	Directors should have access to senior management through a designated liaison person.
•	The board should periodically review its own size, and determine a set number of directors between 5 and 15, instead of a range.

C. Requirements for individual directors We recommend that:

•	The board should provide guidelines for directors serving on several Boards addressing competing commitments.

•	The board should establish performance criteria for itself and for individual directors regarding director attendance, preparedness, and participation at meetings of the board and of committees of the board, and directors should perform satisfactorily in accordance with such criteria in order to be re-nominated.

D. Shareholder rights

•	A simple majority of shareholders should be able to amend the Company’s bylaws, call special meetings, or act by written consent.
•	“Greenmail” should be prohibited.
•	Shareholder approval should be required to enact or amend a “poison pill” (i.e., “shareholder rights”) plan
•	Directors should be elected annually.
•	The board should ordinarily implement a shareholder proposal that is approved by a majority of proxy votes.
•	Shareholders should have effective access to the director nomination process

Egan-Jones Proxy Voting Guidelines

Consistent with the above-listed principles, the proxy voting guidelines outlined below are written to guide the specific recommendations that we make to our clients. Ordinarily, we do not recommend that clients ABSTAIN on votes; rather, we recommend that they vote FOR or AGAINST proposals (or, in the case of election of directors, that they vote FOR ALL nominees, AGAINST the nominees, or that they WITHHOLD votes for certain nominees). In the latter instance, the recommendation on our report takes the form ALL, EXCEPT FOR and lists the nominees from whom votes should be withheld.

Whether or not the guideline below indicates “case-by-case basis,” every case is examined to ensure that the recommendation is appropriate.

Board of Directors

Election of Directors in Uncontested Elections

Case-by-case basis, examining composition of board and key board committees, attendance history, corporate governance provisions and takeover activity, long-term company financial performance relative to a market index, directors’ investment in the Company, etc.

WITHHOLD votes from nominees who:

•	are affiliated outside directors and sit on the Audit, Compensation, or Nominating committees.

•	are inside directors and sit on the Audit, Compensation, or Nominating committees.

•	are inside directors and the Company does not have Audit, Compensation, or Nominating committees.

•	are identified as not independent by the Company and sit on the Audit, Compensation, or Nominating committees.

•	attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.

•	ignore a shareholder proposal that is approved by a majority of the shares outstanding.

•	ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.

•	fail to act on takeover offers where the majority of the shareholders have tendered their shares.

•	implement or renew a “dead-hand” or modified “dead-hand” poison pill.

•	sit on more than five other public boards.

•	serve as both Chairmen of the Board and CEOs and the Company receives a poor Board Score.

•	serve as CEOs and hold more than one outside public directorship.

•	serve as Chairmen of the Board and hold more than one outside public directorship.

•	sit on the existing board, which has failed to respond adequately to a say-on-pay vote in which the majority of votes cast voted AGAINST.

•	sit on the existing board, which has implemented a less frequent say-on-pay vote than the frequency option which received a majority of votes cast in the previous frequency vote.

Underperforming Board Policy

WITHHOLD votes from Compensation Committee members in cases when the Company obtains a questionable score on the Egan-Jones compensation rating model.*

*Recommendation is based on available data and subject to the analysts’ discretion to override in cases when a nominee has served as a member of the Compensation Committee for less than 6 months.

WITHHOLD votes from Compensation Committee members in cases when the Company’s Compensation Plans (Cash Bonus Plan or Stock Option Plan) receive an AGAINST recommendation from Egan-Jones.

WITHHOLD votes from Chairman of the Board in cases when the Company obtains the lowest score of Needs Attention on the Cyber Security Risk Rating.**

**Recommendation is based on available data and subject to the analysts’ discretion to override in cases when the Chairman has served in this capacity for less than 6 months.

WITHHOLD votes from Compensation Committee members due to insufficient disclosure on executive compensation.***

***Including cases when the Company has no employees or none of the executive officers are compensated by the Company and no management fees have been provided.

Board Accountability

Case-by-case basis for the following:

•	Evidence or belief of failure of the board to properly account and prepare for risk (i.e. carbon or cyber issues)
•	A low board score, coupled with poor performance
•	Legal or ethical problems in the Company or its management

In cases in which the Company has engaged in the practice commonly referred to as “options backdating,” Egan-Jones may recommend that votes be withheld from nominees serving on the Company’s compensation committee, the Company’s entire board of directors, and/or its chief executive officer. Such recommendations will be made on a case-by-case basis, taking into consideration such matters as intent of the individuals involved, scope and timing of the practice, significance of financial restatement required, and corrective action taken.

Furthermore, we may recommend withholding votes from either members of the Company’s compensation committee, its entire board of directors and/or its chief executive officer where the Company has engaged in what we judge to be other unsatisfactory compensation practices. Considerations may include such factors as “pay-for-failure” executive severance provisions, change-in-control payments which are either excessive or which are not tied to loss of job or significant reduction in duties, excessive executive perquisites, unjustified changes in the performance standards applied to performance-based compensation, and executive compensation out of proportion to performance of the Company.

FOR responsible shareholder proposals calling for the Company to name as directors only those who receive a majority of shareholder votes.

Separating Chairman and CEO

FOR shareholder proposals requiring that positions of Chairman and CEO be held separately.

Independent Directors

FOR shareholder proposals asking that a two-thirds majority of directors be independent.

FOR shareholder proposals asking that the board’s Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors.

FOR shareholder proposals that the Chairman OR lead director be independent.

Stock Ownership Requirements

AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term Limits

AGAINST shareholder proposals to limit tenure of outside directors.

Egan-Jones strongly encourages diversity and Board turnover without embracing the controversial and problematic approach of term limits or a retirement age. As long as a director nominee, whose tenure exceeds 10 years, is not a member of a key committee we will not recommend a vote to withhold from the nominee.

Retirement Age Limits

AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

FOR management proposals requesting the approval to remove the mandatory retirement age for directors and trustees.

Director and Officer Indemnification and Liability

Case-by-case basis on management proposals regarding director and officer indemnification and liability, using Delaware law as the standard.

AGAINST management proposals to eliminate entirely directors and officers liability for monetary damages for violating the duty of care.

AGAINST management indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

FOR only those management proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (1) the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Charitable Contributions

AGAINST shareholder proposals regarding disclosure of charitable contributions.

Political Contributions

AGAINST shareholder proposals regarding disclosure of political contributions.

FOR management proposals regarding approval of political contributions.

Lobbying Expenditures

AGAINST shareholder proposals for disclosure of lobbying expenditures.

AGAINST shareholder proposals requesting a report of climate lobbying.

Proxy Contests and Other Contested Elections

Election of Directors in Contested Elections

Case-by-case basis for voting for directors in contested elections, considering long-term financial performance of the target company relative to its industry, management’s track record, background to the proxy contest, qualifications of director nominees on both slates, evaluation of what each side is offering shareholders as well as likelihood that proposed objectives and goals will be met, and stock ownership positions.

FOR plurality voting standard in contested elections.

Universal Proxy Card in a Contested Election

FOR proposals requesting that the company require the use of a universal proxy card in contested elections.

Reimbursement of Proxy Solicitation Expenses

Case-by-case basis for shareholder proposals for reimbursement of proxy solicitation expenses. FOR reimbursing proxy solicitation expenses where EGAN-JONES recommends in favor of the dissidents.

Auditors

Ratifying Auditors

FOR management proposals to ratify appointment of independent auditor unless:

•	Auditor obtains a questionable score on the Egan-Jones Auditor Rating Model which takes into account a number of factors including but not limited to:
➢	Auditor rotation every seven years
➢	Non-audit fees exceeding 50% of total fees

➢	Significant and material disciplinary actions taken against the Company’s Auditor

•	Auditor has a financial interest in or association with the Company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the Company’s financial position.

Proxy Contest Defenses

Classified Board vs. Annual Election

AGAINST management proposals to classify the board.

FOR shareholder proposals to repeal (“de-stagger”) classified boards and to elect all directors annually.

Removal of Directors

AGAINST management proposals that provide that directors may be removed only for cause.

FOR shareholder proposals to restore shareholder ability to remove directors with or without cause.

CASE-BY-CASE basis for shareholder proposal to remove a director, usually AGAINST unless there are compelling reasons to remove a director or a director does not fulfill Egan-Jones criteria examining independence, meetings attendance, other board memberships, then in such cases FOR.

AGAINST management proposals that provide that only continuing directors may elect replacements to fill board vacancies.

FOR shareholder proposals that permit shareholders to elect directors to fill board vacancies.

Authorization of the Board to Fill (casual) Vacancies

FOR management proposals requesting that vacancies in the number of directors be designated as casual vacancies and that the Board of Directors be authorized to fill such vacancies as and when it deems fit. On condition that director appointed to fill such a casual vacancy shall hold office until the next annual meeting following his or her election or until his or her election or until his or her successor is elected.

Cumulative Voting

FOR management proposals to eliminate cumulative voting. AGAINST shareholder proposals to provide for cumulative voting.

Calling Special Meetings

AGAINST management proposals to restrict or prohibit shareholder ability to call special meetings.

FOR management proposals asking to permit shareholders of record who beneficially own, in the aggregate, at least 25% of the Company’s outstanding common stock to call a special meeting of shareholders.

FOR shareholder proposals to allow a shareholder holding a 25% or greater interest to call a special shareholder meeting.

Acting by Written Consent

Case by case for management proposals to restrict or prohibit shareholder ability to take action by written consent.

FOR shareholder proposals to allow or make easier shareholder action by written consent.

Altering Size of the Board

Management proposals regarding any Board size changes must require shareholder approval.

FOR management proposals to fix the size of the board as long as the number of directors is between 5 and 15.

FOR management proposals to set range of directors as long as there are not less than 5 and more than 15 directors on the board.

AGAINST management proposals that give management the ability to alter size of the board without shareholder approval.

AGAINST management proposals to allow the Board to fix number of directors without shareholder approval.

AGAINST management proposals to allow the Board to set range of directors without shareholder approval.

Case-by-case management proposals to approve unusual board size.

Virtual-only Meeting

FOR management proposals to conduct virtual-only annual meeting, considering shareholders’ rights to participate electronically as they would have during an in-person meeting.

FOR proposals asking to allow the Company to hold a virtual meeting of shareholders along with an in-person meeting at a designated location.

Quorum Requirements

FOR proposals seeking approval of a lower quorum requirement if the reduced quorum is at least one-third of shares entitled to vote, either in person or by proxy.

Tender Offer Defenses

Poison Pills

FOR shareholder proposals that ask the Company to submit its “poison pill” for shareholder ratification.

AGAINST shareholder proposal requesting the Board authorize a self-tender offer.

Case-by-case basis for shareholder proposals to redeem a company’s existing “poison pill”.

Case-by-case basis for management proposals to ratify a “poison pill”.

Fair Price Provisions

Case-by-case basis for adopting fair price provisions, considering vote required to approve the proposed acquisition, vote required to repeal the fair price provision, and mechanism for determining the fair price.

AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

FOR proposals to adopt anti-“greenmail” charter or bylaw amendments or otherwise restrict the company’s ability to make “greenmail” payments.

Case-by-case basis for anti-“greenmail” proposals which are bundled with other charter or bylaw amendments.

Pale Greenmail

Case-by-case basis for restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

AGAINST dual-class exchange offers and dual-class recapitalizations.

Supermajority Requirement to Amend Certificate of Incorporation or Bylaws

FOR management proposals requesting elimination of supermajority voting provisions for amendments to the certificate of incorporation and bylaws.

AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

FOR shareholder proposals asking that each bylaw amendment adopted by the board of directors not become effective until approved by shareholders.

Supermajority Requirement to Approve Mergers

AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Other Governance Proposals

Confidential Voting

FOR shareholder proposals that request that the company adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

FOR management proposals to adopt confidential voting.

Equal Access

AGAINST shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Proxy Access

FOR binding shareholder proxy access proposals considering the following criteria:

•	0.5% ownership threshold
•	Number of board members that may be elected - cap of 1/3 of board or minimum 2 nominees, if the board size is being lowered the calculation is based upon the original board size, if it is being increased the calculation would be based upon the original board size, with each new slot added to the total, so two plus six if six new board positions are being created
•	We prefer no limit or caps on the number of shareowners in the nominations group
•	Loaned securities will count towards total
•	We prefer that all participants affirm that they intend to be “long term shareholders” of the company with at least 6 month ownership duration requirement
•	Proposals with no re-nominations restrictions are preferred

Bundled Proposals

Case-by-case basis for bundled or “conditioned” proxy proposals. Where items are conditioned upon each other, examine benefits and costs. AGAINST in instances when the joint effect of the conditioned items is not in shareholders’ best interests. FOR if the combined effect is positive.

Shareholder Advisory Committees

Case-by-case basis for shareholder proposals establishing a shareholder advisory committee.

Capital Structure

Common Stock Authorization

AGAINST management proposals increasing the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

AGAINST management proposals to increase the number of authorized shares of common stock, or equivalents, that exceeds the maximum amount indicated by Egan-Jones model without any specified legitimate purpose.

FOR management proposals to increase the number of authorized shares of common stock, or equivalents, that does not exceed the maximum amount indicated by Egan-Jones model or are targeted for a specified legitimate purpose.

Case-by-case basis on other such management proposals considering the specified purposes of the proposed increase, any explanation of risks to shareholders of failing to approve the request, potential dilution, and recent track record for using authorized shares, in which case judgment is applied to weigh such factors. Factors which are normally weighed in making such judgments include prior performance of the issuer, changes within the industry, relative performance within the industry, client preferences and overall good corporate governance. In general, we view the authorization of additional common shares to be ordinary and necessary and in the best long-term interests of the issuer and its shareholders.

Stock Distributions: Splits and Dividends

FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance, considering the industry and company’s returns to shareholders.

Reverse Stock Splits

FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Case-by-case basis on management proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issuance taking into consideration stock price at the record date.

Preferred Stock

AGAINST management proposals authorizing creation of new classes of “blank check preferred stock” (i.e., classes with unspecified voting, conversion, dividend distribution, and other rights).

Case-by-case basis on management proposals to increase the number of “blank check preferred shares” after analyzing the number of preferred shares available for issuance considering the industry and Company’s returns to shareholders.

Blank Check Preferred Stock

FOR shareholder proposals to have placements of “blank check preferred stock” submitted for shareholder approval, except when those shares are issued for the purpose of raising capital or making acquisitions in the normal course.

Adjustments to Par Value of Common Stock

FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Case-by-case basis on shareholder proposals that seek preemptive rights, considering size of the company and shareholder characteristics.

Debt Restructurings

Case-by-case basis on management proposals to increase number of common and/or preferred shares and to issue shares as part of a debt restructuring plan, considering dilution, any resulting change in control

FOR management proposals that facilitate debt restructurings except where signs of self-dealing exist.

Share Repurchase Programs

FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Tracking Stock

Case-by-case basis for management proposals for creation of tracking stock, considering the strategic value of the transaction vs. adverse governance changes, excessive increases in authorized stock, inequitable distribution method, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives, such as spin-offs.

Stock buybacks

Case-by-case on management proposals requesting stock buybacks. AGAINST in cases when the Company receives a poor Board or Compensation score. FOR otherwise.

Compensation of Officers and Directors

Compensation of Officers and Directors

FOR compensation plans that result in an amount of dilution (or the equivalent value in cash) that is less than the total amount suggested by Egan-Jones compensation rating model’s maximum dilution function as determined by the Company’s compensation rating.

AGAINST compensation plans that result in an excess amount of dilution (or the equivalent value in cash) that is more than the total amount suggested by Egan-Jones compensation rating model’s maximum dilution function as determined by the Company’s compensation rating.

AGAINST compensation plans involving “pay for failure,” such as excessively long contracts, guaranteed compensation, excessive severance packages, or other problematic practice not accounted for in the Egan-Jones compensation rating.

Case-by-case (but generally FOR) plans that are completely “decoupled” from the CEOs compensation and thus have no impact on the CEO’s current or future total compensation.

Advisory Votes on Executive Compensation (“Say-on-Pay”)

Case-by-case basis on advisory votes on executive compensation (“Say-on-Pay”), based on the score obtained by the Company in Egan-Jones Compensation Rating. AGAINST a non-binding compensation advisory vote when the Company obtains a questionable score on the Egan-Jones Compensation Rating model, FOR otherwise.*

*In cases when the Company doesn’t have a CEO position Egan-Jones will use the Total Compensation and Salary paid to the highest paid NEO of the Company to calculate a Compensation Rating.

AGAINST say-on-pay proposal and compensation committee members when executive employment agreements include tax gross-ups.

Relative Compensation is based upon a number of quantitative and qualitative metrics which produce a final score that is both forward looking and based upon the prior performance metrics of the company’s wealth creation and market capitalization as compared to the CEO’s total compensation package. Higher wealth creation, market capitalization and lower CEO compensation all contribute to a higher score in this rating. Additional qualitative measures such as 162m compliance, executive pension plan status and other relevant factors are then used to calculate the final score.

Advisory Votes Regarding Frequency of Advisory Votes on Executive Compensation

FOR management proposals that recommend that advisory votes on executive compensation take place annually.

AGAINST management proposals that recommend that advisory votes on executive compensation take place every two years or triennially.

AGAINST shareholder proposals regarding advisory vote on directors’ compensation

Management Proposals Seeking Approval to Re-price Options

Case-by-case basis on management proposals seeking approval to re-price options.

Director Compensation

Case-by-case basis on stock-based plans for directors.

Employee Stock Purchase Plans

Case-by-case basis on employee stock purchase plans.

Amendments that Place a Maximum Limit on Annual Grants or Amend Administrative Features

FOR plans that amend shareholder-approved plans to include administrative features or place maximum limit on annual grants that any participant may receive to comply with the provisions of Section 162(m) of the Omnibus Budget Reconciliation Act (OBRA).

Amendments to Added Performance-Based Goals

FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions under OBRA

Case-by-case basis on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m).

Approval of Cash or Cash & Stock Bonus Plans

Case-by-case basis on cash or cash & stock bonus plans to exempt compensation from taxes under the provisions of Section 162(m) of OBRA.

Limits on Director and Officer Compensation

FOR shareholder proposals requiring additional disclosure of officer and director compensation.

Case-by-case basis for all other shareholder proposals seeking limits on officer and director compensation.

Golden Parachutes and Tin Parachutes

FOR shareholder proposals to have “golden and tin parachutes” submitted for shareholder ratification.

Case-by-case basis on proposals to ratify or cancel “golden or tin parachutes.”

Employee Stock Ownership Plans (ESOPs)

FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized number of shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

FOR proposals to implement a 401(k) savings plan for employees.

State of Incorporation

State Takeover Statutes

Case-by-case basis on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-“greenmail” provisions, and disgorgement provisions).

Reincorporation Proposals

Case-by-case basis on proposals to change the Company’s state of incorporation.

Business Combinations and Corporate Restructurings

Charter Modification

Case-by-case basis for changes to the charter, considering degree of change, efficiencies that could result, state of incorporation, and regulatory standards and implications.

FOR approval of the amendments to the Company’s bylaws to adopt an exclusive forum for internal corporate claims.

Change of Domicile

Case-by-case basis for changes in state of domicile, considering state regulations of each state, required fundamental policies of each state; and the increased flexibility available.

Mergers and Acquisitions

Case-by-case basis on mergers and acquisitions, considering projected financial and operating benefits, offer price, prospects of the combined companies, negotiation process, and changes in corporate governance.

Corporate Restructuring

Case-by-case basis on corporate restructurings, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales.

Spin-offs

Case-by-case basis on spin-offs, considering tax and regulatory advantages, planned use of proceeds, market focus, and managerial incentives.

Asset Sales

Case-by-case basis on asset sales, considering impact on the balance sheet and working capital, and value received.

Liquidations

Case-by-case basis on liquidations considering management’s efforts to pursue alternatives, appraisal value, and compensation for executives managing the liquidation.

Appraisal Rights

FOR providing shareholders with appraisal rights.

Mutual Fund Proxies

Election of Directors

Case-by-case basis for election of directors, considering board structure, director independence, director qualifications, compensation of directors within the fund and the family of funds, and attendance at board and committee meetings.

WITHHOLD votes for directors who:

•	are interested directors and sit on key board committees (Audit or Nominating committees)

•	are interested directors and the company does not have one or more of the following committees: Audit or Nominating.

•	attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.

•	ignore a shareholder proposal that is approved by a majority of shares outstanding

•	ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

•	serve as Chairman but are not independent (e.g. serve as an officer of the fund’s advisor)

Converting Closed-end Fund to Open-end Fund

Case-by-case basis for conversion of closed-end fund to open-end fund, considering past performance as a closed-end fund, market in which the fund invests, measures taken by the board to address the market discount, and past shareholder activism, board activity, and votes on related proposals.

Change from Diversified to Non-Diversified Fund

FOR approval of change from diversified to non-diversified fund.

Proxy Contests

Case-by-case basis on proxy contests, considering past performance, market in which fund invests, and measures taken by the board to address issues raised, past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements

Case-by-case basis on investment advisory agreements, considering proposed and current fee schedules, fund category and investment objective, performance benchmarks, share price performance relative to that of peers; and magnitude of any fee increase.

New Classes or Series of Shares

FOR creating new classes or series of shares.

Preferred Stock Authorization

Case-by-case basis for authorization for or increase in preferred shares, considering financing purpose and potential dilution for common shares.

1940 Act Policies

Case-by-case basis for 1940 Act policies, considering potential competitiveness, regulatory developments, current and potential returns, and current and potential risk.

Changing Fundamental Restriction to Non-fundamental

AGAINST on changing fundamental restriction to non-fundamental restriction.

Changing Fundamental Investment Objective to Non-fundamental

AGAINST proposals to change the fund’s fundamental investment objective to non-fundamental.

Changing Fundamental Investment Policy to Non-fundamental

AGAINST proposals to change the fund’s fundamental investment policy to non-fundamental.

Name Rule Proposals

Case-by-case basis for name rule proposals, considering the following factors: political/economic changes in target market; bundling with quorum requirements or with changes in asset allocation, and consolidation in the fund’s target market.

Disposition of Assets, Termination, Liquidation

Case-by-case basis for disposition of assets, termination or liquidation, considering strategies employed, company’s past performance, and terms of liquidation.

Change in Sub-classification

Case-by-case basis for change in sub-classification, considering potential competitiveness, current and potential returns, risk of concentration, and industry consolidation in the target industry.

Authorizing Board to Hire and Terminate Sub-advisors without Shareholder Approval - “Manager of Managers” Structure

FOR approval of the use of a “Manager of Managers” structure to appoint and replace Sub-Adviser without obtaining prior shareholder approval, if proposal is asking to appoint and replace subadvisers that are not affiliated with the Fund.

Distribution Agreements

Case-by-case basis for approving distribution agreements, considering fees charged to comparably sized funds with similar objectives, proposed distributor’s reputation and past performance, and competitiveness of fund in industry.

Master-Feeder Structure

FOR establishment of a master-feeder structure.

Mergers

Case-by-case basis for proposed merger, considering resulting fee structure, performance of each fund, and continuity of management.

Advisory Vote on Merger Related Compensation

AGAINST “golden parachutes” which are abusive,

•	such as those that exceed 3x of the cash severance or
•	if the cash severance multiple is greater than 2.99x or
•	contain tax gross-ups or
•	provide for accelerated vesting of equity awards, (however, pro-rata vesting of awards based on past service is acceptable) or
•	are triggered prior to completion of the transaction or
•	if the payouts are not contingent on the executive’s termination.

Miscellaneous Shareholder Proposals

Independent Directors

FOR shareholder proposals asking that a three-quarters majority of directors be independent.

FOR shareholder proposals asking that board’s Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors.

FOR shareholder proposals that the Chairman OR lead director be independent.

Statement of the Purpose of a Corporation Review

AGAINST shareholder proposals requesting a review of the statement of the purpose of a corporation and make recommendations to shareholders on how the purpose of a corporation signed by the Chairman and Chief Executive Officer can be fully implemented.

Majority Voting in the Election of Directors

FOR shareholder proposals regarding majority voting in the election of Directors in uncontested meetings.

Election of Non-executive Directors

AGAINST shareholder proposals requesting election of non-executive directors.

Employee Representation on the Board of Directors

AGAINST shareholder proposals on employee representation on the Board of Directors.

Establish Director Ownership Requirement

AGAINST proposals establishing a director ownership requirement.

Reimbursement of Shareholder for Expenses Incurred

CASE-BY-CASE for proposals for reimbursing proxy solicitation expenses in contested meetings.

FOR proposals for reimbursing proxy solicitation expenses in contested meetings in cases where EGAN-JONES recommends in favor of the dissidents.

Terminate the Investment Advisor

CASE-BY-CASE basis for proposals for terminating the investment advisor, considering fund’s performance and history of shareholder relations.

Tax Payments on Restricted Awards

AGAINST shareholder proposals to adopt a policy that the Company will pay the personal taxes owed on restricted stock awards on behalf of named executive officers.

Recovery of Unearned Management Bonuses

AGAINST shareholder proposals to adopt an executive compensation recoupment policy.

Senior Executive Stock Retention

FOR shareholder proposals that request adoption of a policy requiring senior executives to retain a significant percentage of shares.

Deferral Period for Certain Compensation of Senior Executives

Shareholder proposals that request that the Compensation committee make the following changes to any annual cash incentive program (“Bonus Program”), as applicable to senior executives, in order to promote a longer-term perspective: an award to a senior executive under a Bonus Program that is based on one or more financial measurements whose performance measurement period is one year or shorter shall not be paid in full for a period following the award; and, the Committee shall develop a methodology for (a) determining the length of the Deferral Period and what proportion of a Bonus should be paid immediately; (b) adjusting the remainder of the Bonus over the Deferral Period in a manner that (i) allows accurate assessment of risks taken during the PMP that could have affected performance on the Financial Metric(s) and (ii) allows the Company to recoup Bonus compensation pursuant to its clawback policy; and (c) paying out the remainder of the Bonus at the end of the Deferral Period. Based on the Compensation score: FOR when the Company receives one of the lowest two scores on the Compensation Rating; AGAINST otherwise.

Sustainability Metrics and Executive Compensation

Shareholder proposals requesting a report on sustainability metrics and executive compensation. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Deduct Impact of Stock Buybacks from Executive Pay

Shareholder proposals that request the board of directors adopt a policy that the board will not utilize “earnings per share” (“EPS”) or its variations (e.g., diluted or operating EPS) or financial ratios (return on assets or net assets or equity) in determining a senior executive’s incentive compensation or eligibility for such compensation, unless the Board utilizes the number of outstanding shares on the beginning date of the performance period and excludes the effect of stock buybacks that may have occurred between that date and the end of the performance period. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Government Service Golden Parachute

AGAINST shareholder proposals on policy prohibiting the vesting of equity-based awards (including stock options, restricted stock and other stock awards granted under an equity incentive plan), for senior executives due to a voluntary resignation to enter government service.

Nonqualified Savings Plan Earnings

AGAINST shareholder proposals to adopt a policy that prohibits the practice of paying above-market earnings on the non-tax-qualified retirement saving or deferred income account balances of senior executive officers.

GAAP Financial Metrics for Purposes of Determining Executive Compensation.

Shareholder proposals asking to adopt a policy that when using performance metrics to calculate senior executive compensation, the Company shall not adjust performance metrics that are calculated in accordance with generally accepted accounting principles (GAAP). Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

ESG Metrics and Executive Compensation

Shareholder proposals asking that the Company prepare a report, at reasonable cost and omitting proprietary information, describing if, and how, it plans to integrate ESG metrics into the performance measures of named executive officers under the Company’s compensation incentive plans. Based on the Compensation Rating score: FOR when the Company receives one of the lowest two scores on the Compensation Rating; AGAINST otherwise.

Community Impacts and Company’s Executive Compensation Program

Shareholder proposals asking that the board of directors publish a report, at reasonable expense, within a reasonable time, and omitting confidential or propriety information, assessing the feasibility of integrating community stakeholder concerns and impacts into the Company’s executive compensation program. Based on the Compensation Rating score: FOR when the Company receives one of the lowest two scores on the Compensation Rating; AGAINST otherwise.

Target Amounts for CEO Compensation – Pay Disparity

Shareholder proposals requesting that the Company take into consideration the pay grades and/or salary ranges of all classifications of Company employees when setting target amounts for CEO compensation. Based on the Compensation Rating score: FOR when the Company receives one of the lowest two scores on the Compensation Rating; AGAINST otherwise.

Equity Ratio Disclosure in Executive Compensation

Shareholder proposals requesting that the Company disclose equity ratio disclosure used by the compensation committee to set executive compensation. Based on the Compensation Rating score: FOR when the Company receives one of the lowest two scores on the Compensation Rating; AGAINST otherwise.

AGAINST shareholder proposal on reform of executive compensation policy with social responsibility.

FOR shareholder proposals asking to ensure greater independence of compensation advisors.

AGAINST shareholder proposal regarding exclusion of legal or compliance costs from financial performance adjustments for executive compensation.

Incentive Compensation and Risks of Material Losses

Shareholder proposals asking that the Company prepare a report, at reasonable cost, disclosing whether and how the Company has identified employees or positions, individually or as part of a group, who are eligible to receive incentive-based compensation that is tied to metrics that could have the ability to expose the Company to possible material losses, as determined in accordance with generally accepted accounting principles. Based on the Compensation Rating score: FOR when the Company receives one of the lowest two scores on the Compensation Rating; AGAINST otherwise.

Advisory Vote on Executive Compensation

Shareholder proposals on adoption of advisory vote on executive compensation. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Drug Pricing Strategies in Incentive Compensation Plans

AGAINST shareholder proposals requesting report on the extent to which risks related to public concern over drug pricing strategies are integrated into incentive compensation arrangements. The report should include, but need not be limited to, discussion of whether incentive compensation arrangements reward, or not penalize, senior executives for (i) adopting pricing strategies, or making and honoring commitments about pricing, that incorporate public concern regarding the level or rate of increase in prescription drug prices; and (ii) considering risks related to drug pricing when allocating capital.

Executive Pay Confidential Voting

FOR shareholder proposals to adopt a bylaw provision restricting management’s access to vote tallies prior to the annual Meeting with respect to certain executive pay matters.

Clawback Provision Amendment

AGAINST shareholder proposals that request the board of directors amend the Company’s clawback policy for executive compensation.

Quantifiable Performance Metrics

CASE-BY-CASE on shareholder proposals that request the board adopt the policy regarding quantifiable performance metrics. FOR this proposal in cases when Egan-Jones compensation rating model results in an ‘Against’ recommendation on ‘Say-on-Pay’ proposal. AGAINST this proposal in cases of when Egan-Jones compensation rating model results in a ‘For’ recommendation on ‘Say-on-Pay’ proposal.

Accelerated Vesting

FOR shareholder proposals to implement double triggered with pro-rata vesting of awards.

Dividends

CASE-BY-CASE basis for shareholder proposals to increase dividends, but generally AGAINST in the absence of a compelling reason for.

Vote Tabulation

FOR shareholder proposals that request all matters presented to shareholders, other than the election of directors, shall be decided by a simple majority of the shares voted ‘For’ and ‘Against’ an item and abstentions from the vote count be excluded.

Proxy Voting Review

Shareholder proposal regarding proxy voting review report. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Disclosure of Voting Results

FOR shareholder proposals requesting separate disclosure of voting results by classes of shares.

Right to Convert a Limited Amount of Class B Common Stock into Class A Common Stock

FOR shareholder proposals on annual right to convert a limited amount of class B Common Stock (10 votes per share) into Class A Common Stock (1 vote per share).

Maryland’s Unsolicited Takeover Act

FOR shareholder proposals requesting that the Board opt out of MUTA, which allows the board of directors to make changes by board resolution only, without shareholder approval, to a company’s capital structure and charter/bylaws. These include, but are not limited to:

› the ability to re-classify a board;

› the exclusive right to set the number of directors;

› limiting shareholders’ ability to call special meetings to a threshold of at least a majority of shares.

Certification of Sound Commercial Practices Related to the Selling of Financial Products and Services

Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Risk Oversight Committee/Public Policy Committee

Shareholder proposals requesting a report, at reasonable cost, omitting proprietary or legally privileged information, discussing the merits of establishing a risk oversight board committee to oversee the Company’s policies including human rights, environment, domestic governmental regulations, foreign affairs and international relations affecting the Company’s business. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Creation of a New Technology Committee

Shareholder proposal that requests that the Company create a new technology committee. Based on the Cybersecurity Risk Rating, FOR in cases when the Company receives one of the lowest two scores on the Cybersecurity Risk Rating; AGAINST otherwise.

The Board’s Nominee Disclosure Policy/True Diversity Board Policy

Shareholder proposal requesting a policy to disclose to shareholders the following: a description of the specific minimum qualifications that the Board’s nominating committee believes must be met by a nominee to be on the board of directors; and each nominee’s skills, ideological perspectives, and experience presented in a chart or matrix form. Based on the Cybersecurity Risk Rating, FOR in cases when the Company receives one of the lowest two scores on the Cybersecurity Risk Rating; AGAINST otherwise.

Content Management Report/Content Enforcement Policies

Shareholder proposals requesting a report reviewing the efficacy of its enforcement of its terms of service related to content policies and assessing the risks posed by content management controversies. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Political Advertising and Posts

Shareholder proposals asking that the Board of Directors prepare, at a reasonable cost and excluding proprietary information, a report on the controversy surrounding political advertising and posts. Such report should evaluate the implications of the company’s policies that may exempt politicians’ posts and political advertisements from elements of platform rules such as the Company’s Community Standards and its fact-checking process. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Report on Takedown Requests

Shareholder proposals regarding a report (within a reasonable time frame, at reasonable cost, and excluding confidential information) assessing the feasibility of public disclosing on an annual basis, by jurisdiction, the list of delisted, censored, downgraded, proactively penalized, or blacklisted terms, queries or sites that the company implements in response to government requests. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Report on Whistleblower Policies and Practices

Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Competitiveness and Protection of Personal Information

AGAINST shareholder proposals requesting that the board of directors inform the shareholders of the investments the bank/company intends to make to update its computer systems so as to increase its competitiveness while enhancing privacy protection.

Mandatory Arbitration Bylaw

AGAINST shareholder proposals requesting that the Company adopt to a mandatory arbitration bylaw.

Shareholder Proposals on Social Issues

Energy, Environment and Health Issues

AGAINST shareholder proposals that request companies to follow the CERES Principles. Generally AGAINST proposals requesting reports that seek additional information, unless it appears that the Company has not adequately addressed shareholders’ relevant environmental concerns but FOR shareholder proposals requesting additional disclosure regarding hydraulic fracturing.

AGAINST shareholder proposals that requests that company develop and implement a comprehensive sustainable palm oil sourcing policy.

AGAINST shareholder proposals promoting recycling.

AGAINST shareholder proposals requesting a report on recyclable packaging.

AGAINST shareholder proposals requesting a report on electronic waste.

AGAINST shareholder proposals on proper disposal of pharmaceuticals.

AGAINST shareholder proposals requesting a report on nanomaterials.

Shareholder proposals requesting that a company adopt GHG emissions reductions goals and issue a report at reasonable cost and omitting proprietary information, on its plans to achieve these goals. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals to encourage energy conservation and the development of alternate renewable and clean energy resources and to reduce or eliminate toxic wastes and greenhouse gas emissions. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting a report on renewable energy adoption. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting a report on distributed - scale clean electricity. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals that request that the Board prepare, at reasonable expense and omitting proprietary information, a sustainability report. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting that the Company nominate environmental expert to the Board of Directors. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals on establishing a climate change committee. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting a report on climate change. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting a report on 2-degree scenario. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting that the Company suspend memberships of industry associations that are involved in lobbying inconsistent with the goals of the Paris agreement. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting a report on deforestation impacts in supply chain. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting a report on climate change and business model. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting a report on public advocacy on climate change and energy by relevant industry associations. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting a report on stranded assets due to climate change. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting a report on risks of petrochemical investments. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting a report on reduction of water pollution. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposal requesting a report on quantitative metrics identified by the Sustainability Accounting Standards Board (SASB) as providing material information on water resource risks for the meat, poultry and dairy sector at reasonable expense and excluding confidential information. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting a report on environmental expenditures (voluntary climate-related activities) including incurred costs and associated significant and actual benefits that have accrued to shareholders, the public health and the environment, including the global climate, from the company’s environment-related activities that are voluntary and that exceed U.S. and foreign compliance and regulatory requirements. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

AGAINST shareholder proposals requesting a report on electrification of the transportation sector.

AGAINST shareholder proposals requesting a report on sugar and public health.

Shareholder proposals requesting a report on antibiotics in livestock. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

AGAINST shareholder proposals to adopt a policy to phase out the routine use of antibiotics in the meat and poultry supply chain.

AGAINST shareholder proposals on protein diversification.

AGAINST shareholder proposal on disclosure of pesticide management data, requesting that the Company disclose, at reasonable expense and omitting proprietary information, quantitative metrics demonstrating measurable progress toward the reduction of synthetic chemical pesticide use in the Company’s supply chain.

AGAINST shareholder proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products.

AGAINST shareholder proposals that request the Company prepare a report, at reasonable expense and omitting proprietary information, assessing actual and potential material financial risks or operational impacts on the Company related to these genetically modified organisms (GMO issues).

Shareholder proposals that request the Company prepare a report, on the social, health, and environmental effects of genetically modified organisms (GMOs). Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

AGAINST shareholder proposals to eliminate GE ingredients from the company’s products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products.

Shareholder proposals that request the Company prepare a report disclosing the governance measures the Company has implemented to more effectively monitor and manage financial and reputational risks related to the opioid crisis in the U.S. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals that request the Compensation committee prepare a report on drug pricing. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

AGAINST shareholder proposals requesting a report on health risks of continued in-store tobacco sales.

AGAINST shareholder proposals seeking support for the descheduling of Cannabis.

AGAINST shareholders proposal requesting that the Company create a committee to prepare a report regarding the impact of plant closure on communities and alternatives to help mitigate the effects.

AGAINST shareholder proposals requesting a report on the company’s efforts, to identify and reduce environmental and health hazards associated with past, present and future handling of coal combustion residuals and how those efforts may reduce legal, reputational and financial risks to the company.

Northern Ireland

AGAINST proposals related to the MacBride Principles.

Military Business

AGAINST proposals on defense issues.

AGAINST proposals requesting reports that seek additional information on military related operations, unless the Company has been unresponsive to shareholder relevant requests.

Human Rights, Labor Issues and International Operations Policies

Shareholder proposals on establishing a human rights committee. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting that the Company nominate for election at least one director with human/civil rights expertise. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals seeking a human rights report or human rights due diligence process to assess, identify, prevent and mitigate actual and potential adverse human rights impacts. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals on policies of freedom of expression - to report annually to shareholders, at reasonable expense and excluding confidential and proprietary information, regarding the Company’s policies on freedom of expression and access to information, including whether it has publicly committed to respect freedom of expression as a human right; the oversight mechanisms for formulating and administering policies on freedom of expression and access to information. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals seeking reports on company activities affecting indigenous peoples. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

AGAINST shareholder proposal regarding human and indigenous peoples’ rights and asking the Company to modify its committee charters, bylaws and/or articles of incorporation, to articulate the fiduciary duties of Board and management to ensure due diligence on human and indigenous peoples’ rights.

AGAINST shareholder proposals requesting the Board institute transparent procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.

AGAINST shareholder proposals requesting report on business with conflict-complicit governments.

AGAINST shareholder proposals requesting a report on the Company’s activities related to safety measures and mitigation of harm associated with Company products.

Shareholder proposals requesting workplace safety reports: Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting that the Company issue a report, at reasonable cost and omitting proprietary information, to include key performance indicators on human capital management related to the company’s portfolio, including reporting on the number and types of complaints received from employees, including contractors and temporary workers, the remedies offered under its grievance mechanism and the percentage of complaints resolved. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals to report to shareholders on the company’s minimum requirements and standards related to workforce practices. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

AGAINST shareholder proposals regarding a slavery and human trafficking report.

Shareholder proposals requesting a report assessing the risk of increased sexual exploitation of children as the Company develops and offers additional privacy tools. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting that the Company prepare an annual report regarding sexual harassment complaints. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting that the Company issue a report on prison labor in supply chain. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

AGAINST on proposals relating to the Maquiladora Standards and international operating policies.

AGAINST proposals requesting reports on international operating policy issues, unless it appears the Company has not adequately addressed shareholder relevant concerns.

World Debt Crisis

AGAINST proposals dealing with Third World debt.

AGAINST proposals requesting reports on Third World debt issues, unless it appears the Company has not adequately addressed shareholder relevant concerns.

Equal Employment Opportunity and Discrimination

Shareholder proposals asking the Company to set a diversity target (of min of 40%) for the composition of its Board. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals relating to diversity report or policy. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting establishment of equal employment opportunity policy. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals on gender pay gap. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

AGAINST shareholder proposals requesting that the Company issue a report on ethical recruitment in global supply chains.

AGAINST proposals requesting reports that seek additional information about affirmative action efforts, unless the Company has a past history of issues.

Holy Land Principles

AGAINST shareholder proposals to approve the implementation of the Holy Land Principles.

Animal Rights

AGAINST proposals that deal with animal rights.

Product Integrity and Marketing

AGAINST proposals on ceasing production of socially questionable products.

AGAINST proposals requesting reports that seek additional information regarding product integrity and marketing issues, unless it appears the Company has been unresponsive to shareholder relevant requests.

Fair Practice/Business Ethics

Shareholder proposals requesting a policy to pause sourcing of cotton and other raw materials from China. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting a report on external costs of disinformation in digital advertising. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Cybersecurity

Shareholder proposals requesting a report on cyber risk. Based on the Cyber Security Risk Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

In rare cases, Egan-Jones may choose to override the documented guideline recommendation when we believe it to be in the best long-term financial interest of shareholders.

Exhibit B – Principal Holders Table

The following table sets forth the name, address, and percentage of ownership of each person who is known by the Trust to own, of record or beneficially, 5% or more of the Predecessor Fund’s outstanding equity securities as of January 3, 2023:

Name and Address	% Ownership	Parent Company (if applicable)	Jurisdiction (if applicable)	Type of Ownership
Wedbush Securities, Inc. 1000 Wilshire Blvd. Los Angeles, CA 90017	15.13%	Wedbush Financial Services, LLC	N/A	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	9.82%	N/A	N/A	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	9.73%	N/A	N/A	Record
Bank of America Four World Financial Center 250 Vesey Street New York, NY 10281	7.16%	N/A	N/A	Record
LPL Financial Holdings Inc 75 State Street, 22nd Floor Boston, MA 02109	6.85%	N/A	N/A	Record
Citibank, N.A. 388 Greenwich Street New York, NY 1004	6.55%	N/A	N/A	Record
Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	5.44%	N/A	N/A	Record

B-1

Amplify ETF Trust

Part C – Other Information

Item 28.	Exhibits

Exhibit No. Description

(a)	(1)	Amended and Restated Declaration of Trust of the Registrant (1)

(2)	Amended and Restated Establishment and Designation of Series (15)

(b)	By-Laws of the Registrant (2)

(c)	Not Applicable

(d)	(1)	Form of Investment Management Agreement between Registrant and Amplify Investments LLC (4)

(2)	Amended Exhibit A to the Investment Management Agreement (15)

(3)	Investment Sub-Advisory Agreement by and between the Registrant, on behalf of the Fund and Penserra Capital Management LLC (13)

(4)	Amended Exhibit A to the Sub-Advisory Agreement between the Registrant and Penserra Capital Management LLC (15)

(e)	(1)	Form of Distribution Agreement by and between the Registrant and Foreside Fund Services, LLC (14)

(2)	Amended Schedule A to the Distribution Agreement (15)

(f)	Not Applicable

(g)	(1) Form of Custodian Agreement by and between the Registrant and U.S. Bank National Association (5)

(2)	Amended Schedule B to the Custodian Agreement (15)

(h)	(1)	Form of Subscription Agreement (6)

(2)	Form of Fund Accounting Servicing Agreement (7)

(3)	Revised Exhibit A to the Fund Accounting Servicing Agreement (15)

(4)	Form of Fund Administration Servicing Agreement (8)

(5)	Revised Exhibit A to the Fund Administration Servicing Agreement (15)

(6)	Form of Transfer Agent Servicing Agreement (9)

(7)	Revised Exhibit A to the Transfer Agent Servicing Agreement (15)

(i)	(1)	Opinion and Consent of Morgan, Lewis & Bockius LLP (15)

(2)	Opinion and Consent of Chapman and Cutler LLP (15)

(j)	Not Applicable

(k)	Not Applicable

(l)	Not Applicable

(m)	Form of 12b-1 Service Plan (10)

(n)	Not Applicable

(o)	Not Applicable

(p)	(1)	Amplify Investments LLC and Amplify Funds Code of Ethics (11)

(2)	Penserra Capital Management LLC Code of Ethics (12)

(q)	Powers of Attorney (3)

(1)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-207937) filed on December 23, 2015.

(2)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-207937) filed on December 23, 2015.

(3)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-207937) filed on December 23, 2015.

(4)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-207937) filed on January 14, 2016.

(5)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-207937) filed on January 14, 2016.

(6)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-207937) filed on January 14, 2016.

(7)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-207937) filed on January 14, 2016.

(8)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-207937) filed on January 14, 2016.

(9)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-207937) filed on January 14, 2016.

(10)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-207937) filed on January 14, 2016.

(11)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-207937) filed on January 14, 2016.

(12)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-207937) filed on January 14, 2016.

(13)	Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-207937) filed on June 11, 2018.

(14)	Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-207937) filed on July 8, 2019.

(15)	To be filed by amendment.

Item 29.	Persons Controlled By or Under Common Control with Registrant

Not Applicable

Item 30.	Indemnification

Section 9.5 of the Registrant’s Amended and Restated Declaration of Trust provides as follows:

Section 9.5. Indemnification and Advancement of Expenses. Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant, in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Adviser

Certain information pertaining to the business and other connections of Amplify Investments, LLC (“Amplify”), the investment adviser to the Funds, is hereby incorporated by reference from the Prospectuses and Statements of Additional Information contained herein. The information required by this Item with respect to any director, officer or partner of Amplify is incorporated by reference to the Form ADV filed by Amplify with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-80692).

Certain information pertaining to the business and other connections of Penserra Capital Management LLC (“Penserra”), an investment sub-adviser to the Fund, is hereby incorporated by reference from the Prospectuses and Statements of Additional Information contained herein. The information required by this Item with respect to any director, officer or partner of Penserra is incorporated by reference to the Form ADV filed by Penserra with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-80466).

Item 32.	Principal Underwriter

(a)    Foreside Fund Services, LLC also acts as the distributor for the Registrant and the following investment companies: ABS Long/Short Strategies Fund; Absolute Shares Trust; AdvisorShares Trust; American Century ETF Trust; Ark ETF Trust; Bluestone Community Development Fund (f/k/a The 504 Fund); Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust; Bridgeway Funds, Inc.; Brinker Capital Destinations Trust; Calvert Ultra-Short Duration Income NextShares, Series of Calvert Management Series; Center Coast MLP & Infrastructure Fund; Center Coast MLP Focus Fund, Series of Investment Managers Series Trust; CornerCap Group of Funds; Davis Fundamental ETF Trust; Direxion Shares ETF Trust; Eaton Vance NextShares Trust; Eaton Vance NextShares Trust II; EIP Investment Trust; EntrepreneurShares Series Trust; Evanston Alternative Opportunities Fund; EventShares U.S. Policy Alpha ETF, Series of Listed Funds Trust (f/k/a Active Weighting Funds ETF Trust); Exchange Listed Funds Trust (f/k/a Exchange Traded Concepts Trust II); FEG Absolute Access Fund I LLC; Fiera Capital Series Trust; FlexShares Trust; Forum Funds; Forum Funds II; FQF Trust; Friess Small Cap Growth Fund, Series of Managed Portfolio Series; GraniteShares ETF Trust; Guinness Atkinson Funds; Infinity Core Alternative Fund; Innovator ETFs Trust; Innovator ETFs Trust II (f/k/a Elkhorn ETF Trust); Ironwood Institutional Multi-Strategy Fund LLC; Ironwood Multi-Strategy Fund LLC; John Hancock Exchange-Traded Fund Trust; Manor Investment Funds; Miller/Howard Funds Trust; Miller/Howard High Income Equity Fund; Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV; OSI ETF Trust; Morningstar Funds Trust; MProved Systematic Long-Short Fund, Series Portfolios Trust; MProved Systematic Merger Arbitrage Fund, Series Portfolios Trust; MProved Systematic Multi-Strategy Fund, Series Portfolios Trust; NYSE® Pickens Oil ResponseTM ETF, Series of ETF Series Solutions; OSI ETF Trust; Pacific Global ETF Trust; Palmer Square Opportunistic Income Fund; Partners Group Private Income Opportunities, LLC; PENN Capital Funds Trust; Performance Trust Mutual Funds, Series of Trust for Professional Managers; Plan Investment Fund, Inc.; PMC Funds, Series of Trust for Professional Managers; Point Bridge GOP Stock Track ETF, Series of ETF Series Solutions; Quaker Investment Trust; Ranger Funds Investment Trust; Renaissance Capital Greenwich Funds; RMB Investors Trust (f/k/a Burnham Investors Trust); Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust; Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust; Salient MF Trust; SharesPost 100 Fund; Six Circles Trust;Sound Shore Fund, Inc.; Steben Alternative Investment Funds; Strategy Shares; Syntax ETF Trust; The Chartwell Funds; The Community Development Fund; The Relative Value Fund; Third Avenue Trust; Third Avenue Variable Series Trust; Tidal ETF Trust; TIFF Investment Program; Timothy Plan High Dividend Stock ETF, Series of the Timothy Plan; Timothy Plan US Large Cap Core ETF, Series of the Timothy Plan; Transamerica ETF Trust U.S. Global Investors Funds; Varient Alternative Income Fund; VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II; VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II; VictoryShares Emerging Market Volatility Wtd ETF, Series of Victory Portfolios II; VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II; VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II; VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II; VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II; VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II; VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II; VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II; VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II; VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II; VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II; Vivaldi Opportunities Fund; West Loop Realty Fund, Series of Investment Managers Series Trust (f/k/a Chilton Realty Income & Growth Fund); Wintergreen Fund, Inc. and WisdomTree Trust.

(b)    To the best of Registrant’s knowledge, the directors and executive officers of Foreside Fund Services, LLC, are as follows:

Name*	Position with Underwriter	Positions with Fund***

Richard J. Berthy	President, Treasurer and Manager	None

Mark A. Fairbanks	Vice President	None

Jennifer K. DiValerio**	Vice President	None

Nanette K. Chern	Vice President and Chief Compliance Officer	None

Jennifer E. Hoopes	Secretary	None

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is Three Canal Plaza, Suite 100, Portland, Maine 04101.
**	The principal business address for Ms. DiValerio is 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312.

*** None of the directors or executive officers of Foreside Fund Services, LLC are employed by the Fund.

(c)    Not Applicable

Item 33.	Location of Accounts and Records

Amplify Investments LLC, 310 South Hale Street, Wheaton, Illinois 60187, maintains the Registrant’s organizational documents, minutes of meetings, contracts of the Registrant and all advisory material of the investment adviser.

U.S. Bancorp maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other requirement records not maintained by Amplify.

U.S. Bancorp also maintains all the required records in its capacity as transfer, accounting, dividend payment and interest holder service agent for the Registrant.

Item 34.	Management Services

Not Applicable

Item 35.	Undertakings

Not Applicable

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Lisle, and State of Illinois, on July 26, 2023.

Amplify ETF Trust

By:	/s/ Christian Magoon
Christian Magoon
Chairman of the Board of Trustees
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date

/s/ Christian Magoon	President and Chief Executive Officer	July 26, 2023
Christian Magoon

/s/ Bradley H. Bailey	Treasurer, Chief Financial	July 26, 2023
Bradley H. Bailey	Officer and Chief Accounting Officer

)
Michael DiSanto*	Trustee)
)

	)	By:	/s/ Christian Magoon
Rick Powers*	Trustee) )		Christian Magoon Attorney-In-Fact
July 26, 2023
)
Mark Tucker*	Trustee)
)

*	Original powers of attorney authorizing Christian Magoon and John Phillips to execute this Registration Statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, were previously executed and filed as an exhibit and are incorporated by reference herein.